                                                                     EXHIBIT 4.4

================================================================================






                             WELLS FARGO & COMPANY

                                      TO

                         BANK ONE TRUST COMPANY, N.A.


                                    TRUSTEE


                               ________________



                                   INDENTURE

                          DATED AS OF AUGUST 29, 2001


                               ________________



                      JUNIOR SUBORDINATED DEBT SECURITIES




================================================================================

                                                                     EXHIBIT 4.4

                             WELLS FARGO & COMPANY
         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                     INDENTURE, DATED AS OF AUGUST 29, 2001

TRUST INDENTURE ACT SECTION                                 INDENTURE SECTION

(S)310(a)(1)..............................................         609
  (a)(2)..................................................         609
  (a)(3)..................................................   Not Applicable
  (a)(4)..................................................   Not Applicable
  (a)(5)..................................................         609
  (b).....................................................      608, 610
  (c).....................................................   Not Applicable
(S)311(a).................................................         613
  (b).....................................................         613
(S)312(a).................................................     701, 702(a)
  (b).....................................................       702(b)
  (c).....................................................       702(c)
(S)313(a).................................................       703(a)
  (b).....................................................       703(a)
  (c).....................................................       703(a)
  (d).....................................................       703(b)
(S)314(a).................................................      704, 1004
  (b).....................................................   Not Applicable
  (c)(1)..................................................         102
  (c)(2)..................................................         102
  (c)(3)..................................................   Not Applicable
  (d).....................................................   Not Applicable
  (e).....................................................         102
(S)315(a).................................................         601
  (b).....................................................         602
  (c).....................................................         601
  (d).....................................................         601
  (e).....................................................         514
(S)316(a).................................................         101
  (a)(1)(A)...............................................     104(h), 502
                                                                   512
  (a)(1)(B)...............................................     104(h), 513
  (a)(2)..................................................   Not Applicable
  (b).....................................................         508
  (c).....................................................       104(h)
(S)317(a)(1)..............................................         503
  (a)(2)..................................................         504
  (b).....................................................        1003
(S)318(a).................................................         107
  (c).....................................................         107

_____________________________

     Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS

                                                                            PAGE
     Parties ................................................................. 1
     Recitals ................................................................ 1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions .................................................... 1
     Act ..................................................................... 2
     Additional Interest ..................................................... 2
     Additional Sums ......................................................... 2
     Additional Taxes ........................................................ 2
     Affiliate ............................................................... 2
     Authorized Newspaper .................................................... 2
     Bearer Security ......................................................... 2
     Board of Directors ...................................................... 3
     Board Resolution ........................................................ 3
     Business Day ............................................................ 3
     Capital Exchange Agent .................................................. 3
     Capital Exchange Date ................................................... 3
     Capital Exchange Price .................................................. 3
     Capital Securities ...................................................... 3
     Capital Security Election Form .......................................... 3
     Capital Trust Securities ................................................ 3
     Capital Treatment Event ................................................. 3
     Clearstream ............................................................. 4
     Closing Price ........................................................... 4
     Commission .............................................................. 4
     Common Trust Securities ................................................. 4
     Common Stock ............................................................ 4
     Company ................................................................. 4
     Company Request" and "Company Order ..................................... 4
     Conversion Price ........................................................ 5
     Convertible Securities .................................................. 5
     Corporate Trust Office .................................................. 5
     corporation ............................................................. 5
     coupon .................................................................. 5
     Debt Securities ......................................................... 5
     Defaulted Interest ...................................................... 5
     Delaware Trustee ........................................................ 5
     Depositary .............................................................. 5
     Designated Currency ..................................................... 5

     Distributions ........................................................    5
     Dollar" or "$ ........................................................    5
     Euro .................................................................    5
     Eligible Instruments .................................................    6
     Extension Period .....................................................    6
     Euroclear ............................................................    6
     European Communities .................................................    6
     Event of Default .....................................................    6
     Exchange Rate ........................................................    6
     Exchange Rate Agent ..................................................    6
     Exchange Rate Officer's Certificate ..................................    6
     Foreign Currency .....................................................    6
     Global Exchange Agent ................................................    6
     Global Exchange Date .................................................    6
     Global Security ......................................................    6
     Guarantee Agreement ..................................................    6
     Holder ...............................................................    6
     Indenture ............................................................    7
     interest .............................................................    7
     Interest Payment Date ................................................    7
     Investment Company Event .............................................    7
     Issuer Trust .........................................................    7
     Market Value .........................................................    7
     Maturity .............................................................    7
     Officers' Certificate ................................................    7
     Opinion of Counsel ...................................................    7
     Optional Securities Fund .............................................    8
     Original Issue Discount Security .....................................    8
     Outstanding ..........................................................    8
     Paying Agent .........................................................    8
     Perpetual Preferred Stock ............................................    9
     Person ...............................................................    9
     Place of Capital Exchange ............................................    9
     Place of Payment .....................................................    9
     Predecessor Security .................................................    9
     Primary Federal Regulator ............................................    9
     Property Trustee .....................................................    9
     ranking junior to the Debt Securities ................................    9
     ranking on a parity with the Debt Securities .........................    9
     Redemption Date ......................................................   10
     Redemption Price .....................................................   10
     Registered Security ..................................................   10
     Regular Record Date ..................................................   10
     Remarketing Entity ...................................................   10
     Repayment Date .......................................................   10
     Repayment Price ......................................................   10

     Responsible Officer .................................................. 10
     Rights ............................................................... 10
     Rights Plan" .........................................................  2
     Secondary Offering ................................................... 10
     Securities Fund ...................................................... 11
     Security Register" and "Security Registrar ........................... 11
     Senior Debt .......................................................... 11
     Special Record Date .................................................. 11
     Stated Maturity ...................................................... 11
     Tax Event ............................................................ 11
     Trust Agreement ...................................................... 12
     Trust Indenture Act .................................................. 12
     Trustee .............................................................. 12
     Trust Related Securities" ............................................  2
     Trust Securities ..................................................... 12
     United States ........................................................ 12
     United States Alien .................................................. 12
     U.S. Government Obligations .......................................... 12
Section 102. Compliance Certificates and Opinions ......................... 13
Section 103. Form of Documents Delivered to Trustee ....................... 13
Section 104. Acts of Holders .............................................. 14
Section 105. Notices, etc., to Trustee and Company ........................ 16
Section 106. Notice to Holders; Waiver .................................... 16
Section 107. Conflict with Trust Indenture Act ............................ 17
Section 108. Effect of Headings and Table of Contents ..................... 17
Section 109. Successors and Assigns ....................................... 17
Section 110. Separability Clause .......................................... 17
Section 111. Benefits of Indenture ........................................ 18
Section 112. Governing Law ................................................ 18
Section 113. Legal Holidays ............................................... 18
Section 114. Counterparts ................................................. 18

                                  ARTICLE TWO

                              DEBT SECURITY FORMS

Section 201. Forms Generally............................................... 18
Section 202. Form of Trustee's Certificate of Authentication............... 19
Section 203. Debt Securities in Global Form................................ 19

                                 ARTICLE THREE

                              THE DEBT SECURITIES

Section 301. Amount Unlimited; Issuance in Series.......................... 20
Section 302. Denominations................................................. 24
Section 303. Execution, Authentication, Delivery and Dating................ 24

Section 304. Temporary Debt Securities.....................................  27
Section 305. Registration; Registration of Transfer and Exchange...........  29
Section 306. Mutilated, Destroyed, Lost and Stolen Debt Securities.........  33
Section 307. Payment of Interest and Additional Interest; Interest Rights
             Preserved.....................................................  34
Section 308. Person Deemed Owners..........................................  36
Section 309. Cancellation..................................................  37
Section 310. Computation of Interest.......................................  37
Section 311. Certification by a Person Entitled to Delivery of a
             Bearer Security...............................................  37
Section 312. Judgments.....................................................  37
Section 313. Deferrals of Interest Payment Dates...........................  38
Section 314. Right of Set-Off..............................................  39
Section 315. Agreed Tax Treatment..........................................  39

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.......................  40
Section 402. Application of Trust Money and Eligible Instruments...........  41
Section 403. Satisfaction, Discharge and Defeasance of Debt Securities
             of any Series.................................................  42


                                  ARTICLE FIVE

                                    REMEDIES
Section 501. Events of Default.............................................  44
Section 502. Acceleration of Maturity; Rescission and Annulment............  45
Section 503. Collection of Indebtedness and Suits for Enforcement by
             Trustee.......................................................  47
Section 504. Trustee May File Proofs of Claim .............................  48
Section 505. Trustee May Enforce Claims without Possession of Debt
             Securities or Coupons ........................................  48
Section 506. Application of Money Collected ...............................  49
Section 507. Limitation on Suits ..........................................  49
Section 508. Unconditional Right of Holders to Receive Principal, Premium
             and Interest and to Exchange Debt Securities for Capital
             Securities; Direct Action by Holders of Capital Trust
             Securities....................................................  50
Section 509. Restoration of Rights and Remedies ...........................  50
Section 510. Rights and Remedies Cumulative ...............................  51
Section 511. Delay or Omission Not Waiver .................................  51
Section 512. Control by Holders of Debt Securities ........................  51
Section 513. Waiver of Past Defaults ......................................  52
Section 514. Undertaking for Costs ........................................  52
Section 515. Waiver of Stay or Extension Laws .............................  53


                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601.  Certain Duties and Responsibilities .......................... 53
Section 602.  Notice of Default ............................................ 53
Section 603.  Certain Rights of Trustee .................................... 54
Section 604.  Not Responsible for Recitals or Issuance of Debt Securities .. 55
Section 605.  May Hold Debt Securities or Coupons .......................... 55
Section 606.  Money Held in Trust .......................................... 55
Section 607.  Compensation and Reimbursement ............................... 55
Section 608.  Disqualification; Conflicting Interests ...................... 56
Section 609.  Corporate Trustee Required; Eligibility ...................... 56
Section 610.  Resignation and Removal; Appointment of Successor ............ 57
Section 611.  Acceptance of Appointment by Successor ....................... 58
Section 612.  Merger, Conversion, Consolidation or Succession to Business .. 59
Section 613.  Preferential Collection of Claims Against Company ............ 60
Section 614.  Authenticating Agent ......................................... 60

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.  Company to Furnish Trustee Names and Addresses of Holders .... 61
Section 702.  Preservation of Information; Communications to Holders ....... 62
Section 703.  Reports by Trustee ........................................... 62
Section 704.  Reports by Company ........................................... 62

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


Section 801.  Company May Consolidate, etc. Only on Certain Terms .......... 63
Section 802.  Successor Corporation Substituted ............................ 63

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures without Consent of Holders ........... 64
Section 902.  Supplemental Indentures with Consent of Holders .............. 65
Section 903.  Execution of Supplemental Indentures ......................... 67
Section 904.  Effect of Supplemental Indentures ............................ 67
Section 905.  Conformity with Trust Indenture Act .......................... 67
Section 906.  Reference in Debt Securities to Supplemental Indentures ...... 68


                                  ARTICLE TEN

                                   COVENANTS

Section 1001. Payment of Principal, Premium and Interest ..................  68
Section 1002. Maintenance of Office or Agency .............................  68
Section 1003. Money for Debt Securities Payments to Be Held in Trust ......  69
Section 1004. Officers' Certificate as to Default .........................  71
Section 1005. Waiver of Certain Covenants .................................  71
Section 1006. Payment of Additional Amounts ...............................  71
Section 1007. Additional Sums .............................................  72
Section 1008. Additional Covenants ........................................  73

                                ARTICLE ELEVEN

                         REDEMPTION OF DEBT SECURITIES

Section 1101. Applicability of Article ....................................  74
Section 1102. Election to Redeem; Notice to Trustee .......................  74
Section 1103. Selection by Trustee of Debt Securities to be Redeemed ......  74
Section 1104. Notice of Redemption ........................................  75
Section 1105. Deposit of Redemption Price .................................  76
Section 1106. Debt Securities Payable on Redemption Date ..................  76
Section 1107. Debt Securities Redeemed in Part ............................  77
Section 1108. Right of Redemption of Debt Securities Initially Issued to an
              Issuer Trust ................................................  77

                                ARTICLE TWELVE

                                 SINKING FUNDS

Section 1201. Applicability of Article ....................................  78
Section 1202. Satisfaction of Sinking Fund Payments with Debt Securities ..  78
Section 1203. Redemption of Debt Securities for Sinking Fund ..............  79

                               ARTICLE THIRTEEN

                      REPAYMENT AT THE OPTION OF HOLDERS

Section 1301. Applicability of Article ..................................... 79
Section 1302. Repayment of Debt Securities ................................. 79
Section 1303. Exercise of Option; Notice ................................... 79
Section 1304. Election of Repayment by Remarketing Entities ................ 80
Section 1305. Securities Payable on the Repayment Date ..................... 81

                               ARTICLE FOURTEEN

              EXCHANGE OF CAPITAL SECURITIES FOR DEBT SECURITIES

Section 1401. Applicability of Article ..................................... 81
Section 1402. Exchange of Capital Securities for Debt Securities at
              Stated Maturity .............................................. 81
Section 1403. Right of Early Exchange of Capital Securities for Debt
              Securities ................................................... 82
Section 1404. Notices of Exchange .......................................... 83
Section 1405. Rights and Duties of Holders of Debt Securities to be
              Exchanged for Capital Securities.............................. 84
Section 1406. Election to Exchange ......................................... 86
Section 1407. Deposit of Capital Exchange Price ............................ 86
Section 1408. Debt Securities Due on Capital Exchange Date; Debt
              Securities Exchanged in Part ................................. 86
Section 1409. Form of Capital Security Election Form ....................... 88
Section 1410. Fractional Capital Securities ................................ 88
Section 1411. Company to Obtain Governmental and Regulatory Approvals ...... 89
Section 1412. Taxes on Exchange ............................................ 89
Section 1413. Covenants as to Capital Securities and Secondary Offering .... 89
Section 1414. Provision in Case of Consolidation, Merger or Transfer
              of Assets..................................................... 90
Section 1415. Trustee Not Responsible....................................... 90
Section 1416. Revocation of Obligation to Exchange Capital Securities
              for Debt Securities........................................... 90
Section 1417. Optional Securities Funds .................................... 91

                                ARTICLE FIFTEEN

                               SECURITIES FUNDS

Section 1501. Creation of Securities Funds ................................. 92
Section 1502. Designations of Securities Funds ............................. 92
Section 1503. Covenant of the Company to Obtain Securities Funds ........... 93

                                ARTICLE SIXTEEN

                    MEETINGS OF HOLDERS OF DEBT SECURITIES

Section 1601. Purposes for Which Meetings May Be Called ....................  94
Section 1602. Call, Notice and Place of Meetings ...........................  94
Section 1603. Persons Entitled to Vote at Meetings .........................  94
Section 1604. Quorum; Action ...............................................
Section 1605. Determination of Voting Rights; Conduct and Adjournment of
              Meetings......................................................  95
Section 1606. Counting Votes and Recording Action of Meetings...............  96

                               ARTICLE SEVENTEEN

                                  DEFEASANCE

Section 1701. Termination of Company's Obligations..........................  97
Section 1702. Repayment to Company..........................................  98
Section 1703. Indemnity for Eligible Instruments............................  98

                               ARTICLE EIGHTEEN

                        SUBORDINATION OF DEBT SECURITIES

Section 1801. Debt Securities Subordinate to Senior Debt....................  98
Section 1802. Trustee and Holders of Debt Securities May Rely on
              Certificate of Liquidating Agent; Trustee May Require
              Further Evidence as to Ownership of Senior Debt;
              Trustee Not Fiduciary to Holders of Senior Debt............... 101
Section 1803. Payment Permitted If No Default............................... 101
Section 1804. Trustee Not Charged with Knowledge of Prohibition............. 101
Section 1805. Trustee to Effectuate Subordination........................... 102
Section 1806. Rights of Trustee as Holder of Senior Debt.................... 102
Section 1807. Article Applicable to Paying Agents........................... 102
Section 1808. Subordination Rights Not Impaired by Acts or Omissions of
              the Company or Holders of Senior Debt......................... 102

                               ARTICLE NINETEEN

                     CONVERSION OF CONVERTIBLE SECURITIES

Section 1901. Applicability of Article...................................... 103
Section 1902. Right to Convert.............................................. 103
Section 1903. Exercise of Conversion Privilege; Delivery of Common Stock
              on Conversion; No Adjustment for Interest or Dividends........ 103
Section 1904. Cash Payments in Lieu of Fractional Shares.................... 105
Section 1905. Conversion Price.............................................. 105
Section 1906. Adjustment to Conversion Price................................ 105
Section 1907. Effect of Reclassification, Consolidation, Merger or Sale..... 109
Section 1908. Taxes on Shares Issued........................................ 109
Section 1909. Shares to be Fully Paid; Compliance with Governmental
              Requirements; Listing of Common Stock......................... 109
Section 1910. Trustee Not Responsible....................................... 110
Section 1911. Notice to Holders Prior to Certain Actions.................... 110
Section 1912. Covenant to Reserve Shares.................................... 111

     Testimonium...........................................................  103
     Signature and Seals...................................................  103
     Acknowledgements......................................................  104
     Exhibit A.............................................................  A-1
     Exhibit B.............................................................  B-1

          INDENTURE (the "Indenture") dated as of August 29, 2001 between WELLS FARGO & COMPANY, a Delaware corporation (hereinafter called the "Company"), having its principal place of business at 420 Montgomery Street, San Francisco, California 94163, and Bank One Trust Company, N.A., not in its individual capacity but solely as trustee under this Indenture, a Delaware banking corporation (hereinafter called the "Trustee"), having its Corporate Trust Office at One Bank One Plaza, Mail Code IL-0823, Chicago, Illinois 60670.

                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debentures, notes, bonds and other evidences of indebtedness (herein called the "Debt Securities"), including Debt Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each an "Issuer Trust") of undivided preferred beneficial interests in the assets of such Issuer Trusts (the "Capital Trust Securities") and undivided common beneficial interests in the assets of such Issuer Trusts (the "Common Trust Securities" and, together with the Capital Trust Securities, the "Trust Securities").

          All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Debt Securities of any series created and issued on or after the date hereof by the Holders thereof, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of such Debt Securities or of any such series, as follows:

                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

          SECTION 101. DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule or regulation under the Trust Indenture Act, either directly or by reference therein, as in force at the date as of which this instrument was executed, except as provided in Section 905, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act" when used with respect to any Holder has the meaning specified in Section 104.

          "Additional Interest" means the interest, if any, that shall accrue on any interest on the Debt Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Debt Security.

          "Additional Sums" has the meaning specified in Section 1007.

          "Additional Taxes" means any additional taxes, duties and other governmental charges to which an Issuer Trust has become subject from time to time as a result of a Tax Event.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          "Bearer Security" means any Debt Security established pursuant to
Section 201 which is payable to bearer including, without limitation, unless the context otherwise indicates, a Debt Security in global bearer form.

          "Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including the establishment of any series of the Debt Securities and the forms and terms thereof), such action may be taken by any committee of the Board or the Company or any officer or employee of the Company authorized to take such action by a Board Resolution.

          "Business Day", when used with respect to any Place of Payment or Place of Capital Exchange, means any day which is not a Saturday or Sunday and which is not a legal holiday or a day on which banking institutions or trust companies in that Place of Payment or Place of Capital Exchange are authorized or obligated by law or executive order to close.

          "Capital Exchange Agent" means the Person or Persons appointed by the Company to give notices and to exchange Debt Securities of any series for Capital Securities as specified in Article Fourteen.

          "Capital Exchange Date", when used with respect to the Debt Securities of any series, means any date on which such Debt Securities are to be exchanged for Capital Securities pursuant to this Indenture.

          "Capital Exchange Price", when used with respect to any Debt Security of any series to be exchanged for Capital Securities, means the amount of Capital Securities for which such Debt Security is to be exchanged pursuant to this Indenture or the aggregate sale price of such Capital Securities in the Secondary Offering for such Debt Security, as the case may be.

          "Capital Securities" means any securities issued by the Company which consist of any of the following: (i) Common Stock, (ii) Perpetual Preferred Stock or (iii) securities which at the date of issuance may be issued in exchange for, or the proceeds from the sale of which may be designated as Securities Funds or Optional Securities Funds for the payment of the principal of, "mandatory convertible securities" under applicable regulations of the Primary Federal Regulator. Capital Securities may have such terms, rights and preferences as may be determined by the Company.

          "Capital Security Election Form" means a form substantially in the form included in Section 1409.

          "Capital Trust Securities" has the meaning specified in the first recital of this Indenture.

          "Capital Treatment Event" means, in respect of any Issuer Trust, the reasonable determination by the Company (as evidenced by an Officers' Certificate delivered to the Trustee) that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of the prospectus specified as contemplated by Section 301 and relating to the initial issuance of the Capital Trust Securities of such Issuer Trust, there is more than an insubstantial risk that the Company will not be entitled to treat an amount equal to the aggregate Liquidation Amount (as such term is defined in the related Trust Agreement) of such Capital Trust Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Board of Governors of the Federal Reserve System, as then in effect and applicable to the Company.

          "Clearstream" means Clearstream Banking S.A.

          "Closing Price" has the meaning specified in Section 1906(d).

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Common Trust Securities" has the meaning specified in the first recital of this Indenture.

          "Common Stock" means, when used with reference to the capital stock of the Company, the class of stock which, at the date of execution of this Indenture, is designated as common stock of the Company and stock of any class or classes into which such common stock or any such other class may thereafter be changed or reclassified. In case by reason of the operation of Article Nineteen, the Convertible Securities shall be convertible into any other shares or other securities or property of the Company or any other corporation, any reference in this Indenture to the conversion of Convertible Securities pursuant to Article Nineteen shall be deemed to refer to and include conversion of Convertible Securities into such other shares or other securities or property.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" and "Company Order" mean, respectively, except as otherwise provided in this Indenture, a written request or order signed in the name of the Company by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President (any references to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words added before or after the title "Vice President"), the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, Secretary or an Assistant Secretary of the Company, or by another officer of the Company duly authorized to sign by a Board Resolution, and delivered to the Trustee.

          "Conversion Price" has the meaning specified in Section 1905.

          "Convertible Securities" means any series of Debt Securities that are designated as such pursuant to Section 301.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee at which any particular time its corporate trust business shall be administered.

          The term "corporation" includes corporations, associations, companies and business trusts.

          The term "coupon" means any interest coupon appertaining to a Bearer Security.

          "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Delaware Trustee" means, with respect to any Issuer Trust, the Person identified as the "Delaware Trustee" in the related Trust Agreement, solely in its capacity as Delaware Trustee of such Issuer Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as therein provided.

          "Depositary" means, with respect to the Debt Securities of any series issuable or issued in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

          "Designated Currency" has the meaning specified in Section 312.

          "Distributions," with respect to the Trust Securities issued by an Issuer Trust, means the amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "Distributions."

          "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          "Euro" means the single currency of the European Monetary Union as defined under EC Regulation 1103/97 adopted under Article 235 of the EU Treaty and under EC Regulation 974/98 adopted under Article 109l(4) of the EU Treaty or under any successor European legislation from time to time.

          "Eligible Instruments" means monetary assets, money market instruments and securities that are payable in Dollars only and essentially risk free as to collection of principal and interest, including U.S. Government Obligations.

          "Extension Period" has the meaning specified in Section 313.

          "Euroclear" means Morgan Guarantee Trust Company of New York, Brussels Office, as operator of the Euroclear System.

          "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Rate" shall have the meaning specified as contemplated in
Section 301.

          "Exchange Rate Agent" shall have the meaning specified as contemplated in Section 301.

          "Exchange Rate Officer's Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Debt Securities, means a certificate setting forth the applicable Exchange Rate and the amounts payable in Dollars and Foreign Currencies in respect of the principal of (and premium, if any) and interest on Debt Securities denominated in Euro, any other composite currency or Foreign Currency, and signed by the Chairman of the Board, a Vice Chairman of the Board, the President, the Treasurer or any Assistant Treasurer of the Company or the Exchange Rate Agent appointed pursuant to Section 301, and delivered to the Trustee.

          "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

          "Global Exchange Agent" has the meaning specified in Section 304.

          "Global Exchange Date" has the meaning specified in Section 304.

          "Global Security" means a Debt Security issued to evidence all or part of a series of Debt Securities in accordance with Section 303.

          "Guarantee Agreement" means, with respect to any Issuer Trust, the Guarantee Agreement executed by the Company for the benefit of the holders of the Capital Trust Securities issued by such Issuer Trust as modified, amended or supplemented from time to time.

          "Holder", with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register and, with respect to a Bearer Security or a coupon, means the bearer thereof.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities established as contemplated by
Section 301.

          The term "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", with respect to any Debt Security, means the Stated Maturity of an installment of interest on such Debt Security.

          "Investment Company Event" means the receipt by an Issuer Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that such Issuer Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the prospectus specified as contemplated by Section 301 and relating to the initial issuance of the Capital Trust Securities of such Issuer Trust.

          "Issuer Trust" has the meaning specified in the first recital of this Indenture.

          "Market Value" of any Capital Securities issued on any Capital Exchange Date for Debt Securities of any series shall be the sale price of such Capital Securities which are sold in the Secondary Offering for the Debt Securities of such series. In the event no such Secondary Offering takes place, the Market Value of such Capital Securities shall be the fair value of such Capital Securities on such Capital Exchange Date for Debt Securities of such series as determined by three independent nationally recognized investment banking firms selected by the Company.

          "Maturity", when used with respect to any Debt Security, means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or counsel for the Company, or who may be other counsel acceptable to the Trustee, which is delivered to the Trustee.

          "Optional Securities Fund" means a fund pursuant to which the proceeds of sales of Capital Securities may be designated on the books of the Company for the payment of any of the principal of any Debt Security pursuant to Section 1417 of this Indenture.

          "Original Issue Discount Security" means any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

          "Outstanding", when used with respect to Debt Securities means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

          (i) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Debt Securities or portions thereof for whose payment or redemption money or Eligible Instruments in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities and any coupons appertaining thereto; provided, however, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Debt Securities in exchange for or in lieu of which other
     Debt Securities have been authenticated and delivered, or which have been paid, pursuant to this Indenture;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor. Notwithstanding anything herein to the contrary, Debt Securities of any series initially issued to an Issuer Trust that are owned by such Issuer Trust shall be deemed to be Outstanding notwithstanding the ownership by the Company or an Affiliate of any beneficial interest in such Issuer Trust.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

          "Perpetual Preferred Stock" means any stock of any class of the Company which has a preference over Common Stock in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not mandatorily redeemable or repayable, or redeemable or repayable at the option of the Holder, otherwise than in shares of Common Stock or Perpetual Preferred Stock of another class or series or with the proceeds of the sale of Common Stock or Perpetual Preferred Stock.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Capital Exchange", when used with respect to Debt Securities of any series, means any place where the Debt Securities of such series are exchangeable for Capital Securities as specified pursuant to Section 301.

          "Place of Payment", when used with respect to the Debt Securities of any series means any place where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified as contemplated by Section 301.

          "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

          "Primary Federal Regulator" means the primary United States federal regulator of the Company (which at the date of this Indenture is the Board of Governors of the Federal Reserve System), or any successor body or institution.

          "Property Trustee" means, with respect to any Issuer Trust, the Person identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Issuer Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

          "ranking junior to the Debt Securities," when used with respect to any obligation of the Company shall mean any obligation of the Company which (a) ranks junior to and not equally with or prior to the Debt Securities (or any other obligations of the Company ranking on a parity with the Debt Securities) in right of payment upon the happening of any event of the kind specified in the first sentence of the second paragraph in Section 1801 or (b) is specifically designated as ranking junior to the Debt Securities by express provision in the instrument creating or evidencing such obligation. The securing of any obligations of the Company, otherwise ranking junior to the Debt Securities, shall be deemed to prevent such obligations from constituting obligations ranking junior to the Debt Securities.

          "ranking on a parity with the Debt Securities," when used with respect to any obligation of the Company shall mean any obligation of the Company which
(a) ranks equally
with and not prior to the Debt Securities in right of payment upon the happening of any event of the kind specified in the first sentence of the second paragraph in Section 1801 or (b) is specifically designated as ranking on a parity with the Debt Securities by express provision in the instrument creating or evidencing such obligation. The securing of any obligations of the Company, otherwise ranking on a parity with the Debt Securities, shall not be deemed to prevent such obligations from constituting obligations ranking on a parity with the Debt Securities.

          "Redemption Date", when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Security" means any Debt Security in the form of Registered Securities established pursuant to Section 201 which is registered in the Security Register.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Remarketing Entity", when used with respect to Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, means any person designated by the Company to purchase any such Debt Securities.

          "Repayment Date", when used with respect to any Debt Security to be repaid upon exercise of an option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

          "Repayment Price", when used with respect to any Debt Security to be repaid upon exercise an option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

          "Responsible Officer" when used with respect to the Trustee, means any officer of the Trustee assigned by it to administer its corporate trust matters.

          "Rights" has the meaning specified in Section 1906(c).

          "Rights Plan" means a plan of the Company providing for the issuance by the Company to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of the Company which rights (i) are deemed to be transferred with such shares of such Common Stock, and (ii) are also issued in respect of future issuances of such Common Stock, in each case until the occurrence of a specified events or events.

          "Secondary Offering", when used with respect to the Debt Securities of any series, means the offering and sale by the Company of Capital Securities for the account of Holders of

Debt Securities of such series who elect to receive cash and not Capital Securities on the Capitol Exchange Date for such series.

          "Securities Fund" means a fund pursuant to which the proceeds of sales of Capital Securities are designated on the books of the Company for the payment of any principal of any Debt Security pursuant to the provisions of Section 1501.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Debt" means

          (i) any of the Company's indebtedness for borrowed or purchased money, whether or not evidenced by bonds, debentures, notes or other written instruments,

          (ii)   the Company's obligations under letters of credit,

          (iii) any of the Company's indebtedness or other obligations with respect to commodity contracts, interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts, and other similar agreements or arrangements designed to protect against fluctuations in currency exchange or interest rates, and

          (iv) any guarantees, endorsements (other than by endorsement of negotiable instruments for collection in the ordinary course of business) or other similar contingent obligations in respect of obligations of others of a type described in clauses (i), (ii) and (iii) above, whether or not such obligation is classified as a liability on a balance sheet prepared in accordance with generally accepted accounting principles, in each case whether outstanding on the date of execution of this Indenture or thereafter incurred, other than obligations ranking on a parity with the Debt Securities (including without limitation the Trust Related Securities) or ranking junior to the Debt Securities.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Debt Security or any installment of interest (including any Additional Interest) thereon, means the date specified in such Debt Security or a coupon representing such installment of interest (including any Additional Interest) as the fixed date on which the principal of such Debt Security or such installment is due and payable, subject, in the case of any installment of interest, to the deferral of any such date in the case of an Extension Period.

          "Tax Event" means the receipt by an Issuer Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of the prospectus specified as contemplated by Section 301 and relating to the initial issuance of the Capital Trust Securities of such Issuer Trust, there is more than an insubstantial risk that (i) such Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the corresponding series of Debt Securities issued by the Company to such Issuer Trust, (ii) interest payable by the Company on such corresponding series of Debt Securities is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes, or (iii) such Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

          "Trust Agreement" means, with respect to any Issuer Trust, the declaration of trust, trust agreement or other governing instrument of such Issuer Trust.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

          "Trust Related Securities" means any obligations evidenced by debt securities (and guarantees in respect of those debt securities) initially issued to any trust (including without limitation any Issuer Trust), partnership or other entity affiliated with the Company that is or was, directly or indirectly, a financing vehicle of the Company or a predecessor of the Company in connection with the issuance by such entity of capital securities or other similar securities.

          "Trust Securities" has the meaning specified in the first recital of this Indenture.

          "United States" means the United States of America (including the District of Columbia) and its possessions.

          "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

          "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture (other than the delivery of any Debt Security to the Trustee for authentication pursuant to Section 303), the Company shall furnish to the Trustee, if so requested by the Trustee, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinions or representations with respect to such matters is erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 104.  ACTS OF HOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Debt Securities of a series are issuable in whole or in part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Debt Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Debt Securities duly called and held in accordance with the provisions of Article Sixteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Debt Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
The record of any meeting of Holders of Debt Securities shall be proved in the manner provided in Section 1606.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

          (c) The ownership of Registered Securities shall be proved by the Security Register.

          (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

          (e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

          (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debt Security shall bind every future holder of the same Debt Security and the Holder of every Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

          (g) For purposes of determining the principal amount of Outstanding Debt Securities of any series of Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under this Indenture, (i) each Original Issue Discount Security shall be deemed to have the principal amount determined by the Trustee that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security as of the date there is delivered to the Trustee and, where it is hereby expressly required, to the Company, such Act by Holders of the required aggregate principal amount of the Outstanding Debt Securities of such series and (ii) each Debt Security denominated in a Foreign Currency or composite currency shall be deemed to have the principal amount determined by the Exchange Rate Agent by converting the principal amount of such Debt Security in the currency in which such Debt Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company, by Holders of the required aggregate principal amount of the Outstanding Debt Securities of such series (or, if there is no such rate on such date, such rate on the date determined as specified as contemplated in Section 301).

          (h) The Company may set a record date for purposes of determining the identity of Holders of Debt Securities of any series entitled to vote or consent to any action by vote or consent authorized or permitted by Section 512 or Section 513. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Debt Securities furnished to the Trustee pursuant to Section 701 prior to such solicitation.

          SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder, any holder of Capital Trust Securities or the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided), if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
     Corporate Trust Division, or

          (2) the Company by the Trustee, any Holder or any holder of Capital Trust Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 106.  NOTICE TO HOLDERS; WAIVER.

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and (2) such notice shall be sufficiently given to Holders of Bearer Securities by publication thereof in an Authorized Newspaper in The City of New York and, if the Debt Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London, and, if the Debt Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Debt Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, in Europe on a Business Day at least twice, the first such publication to be not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice.

          In case, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of the Debt Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders of Registered Securities is to be given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

          In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible or impracticable to make publication of any notice to Holders of Bearer Securities as provided above, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          Any request, demand, authorization, direction, notice, consent, election, waiver or other Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

          SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.

          If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 109. SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether expressed or not.

          SECTION 110. SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Debt Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 111. BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Debt Securities or coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and, to the extent expressly provided in Sections 502, 508, 509, 511, 513, 901 and 902, the holders of Capital Trust Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 112. GOVERNING LAW.

          This Indenture and the Debt Securities and coupons shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 113. LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, Redemption Date, Capital Exchange Date, Repayment Date or Stated Maturity of any Debt Security shall not be a Business Day at any Place of Payment or Place of Capital Exchange, then (notwithstanding any other provision of this Indenture or of the Debt Securities or coupons) payment of interest or principal (and premium, if any) or exchange of Debt Securities for Capital Securities or cash need not be made at such Place of Payment or Place of Capital Exchange on such date, but may be made on the next succeeding Business Day at such Place of Payment or Place of Capital Exchange with the same force and effect as if made on the Interest Payment Date, Capital Exchange Date, Redemption Date, Repayment Date or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, Capital Exchange Date or Stated Maturity, as the case may be.

          SECTION 114. COUNTERPARTS.

          This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.


                                  ARTICLE TWO

                              DEBT SECURITY FORMS

          SECTION 201. FORMS GENERALLY.

          The Registered Securities, if any, and the Bearer Securities and related coupons, if any, of each series shall be in substantially the form (including temporary or permanent global form) as shall be established in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Debt Securities or coupons, as evidenced by their signatures on the Debt Securities or coupons. If the form of Debt Securities of any series or coupons (including any such Global Security) is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Debt Securities or coupons.

          Unless otherwise specified as contemplated by Section 301, Debt Securities in bearer form other than Debt Securities in temporary or permanent global form shall have coupons attached.

          The definitive Debt Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by the execution of such Debt Securities and coupons.

          SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.



                                         ____________________________________
                                         , not in its individual capacity but
                                         solely as Trustee



                                          By_________________________________
                                                   AUTHORIZED OFFICER


          SECTION 203.  DEBT SECURITIES IN GLOBAL FORM.

          If Debt Securities of a series are issuable in whole or in part in global form, as specified as contemplated by Section 301, then, notwithstanding clause (12) of Section 301 and the provisions of Section 302, such Global Security shall represent such of the outstanding Debt Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Debt Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Debt Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amounts, of Outstanding Debt Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304.

          The provisions of the last sentence of Section 303(g) shall apply to any Debt Securities represented by a Debt Security in global form if such Debt Security was never issued and sold by the Company and the Company delivers to the Trustee the Debt Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with respect to the reduction in the principal amount of Debt Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303(g).

          Global Securities may be issued in either registered or bearer form and in either temporary or permanent form.


                                 ARTICLE THREE

                              THE DEBT SECURITIES

          SECTION 301.  AMOUNT UNLIMITED; ISSUANCE IN SERIES.

          The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

          (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

          (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 304, 305, 306, 906, 1107, 1303, 1408 or 1903 and except for any Debt Securities which, pursuant to
     Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the date or dates on which the principal and premium, if any, of the Debt Securities of the series are payable;

          (4) the rate or rates, if any, at which the Debt Securities of the series shall bear interest, the rate or rates of and extent to which Additional Interest, if any, shall be payable in respect of any Debt Securities of the series, or the method or methods by which such rate or rates may be determined, the date or dates from which such interest or Additional Interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 313 or as otherwise set forth therein, of the Company to defer or extend an Interest Payment Date, the Regular Record Date for the interest payable on any

     Registered Security on any Interest Payment Date and the other circumstances, if any, in which the Company may defer interest payments;

          (5) the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and interest (including Additional Interest) on Debt Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Debt Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Debt Securities of the series and this Indenture may be served and where notices to Holders pursuant to Section 106 will be published;

          (6) if applicable, the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (7) if applicable, the place or places at which, the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities shall be exchangeable for Capital Securities of the Company, which terms and conditions shall not be inconsistent with Article Fourteen;

          (8) any covenant or option of the Company to create a Securities Fund for the repayment of the Debt Securities and the terms and conditions of such Securities Fund, which terms and conditions shall not be inconsistent with Article Fifteen;

          (9) the obligation, if any, of the Company to redeem, repay or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (10) whether Debt Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Debt Securities of the series are to be issuable with or without coupons or both and, in the case of Bearer Securities, the date as of which such Bearer Securities shall be dated if other than the date of original issuance of the first Debt Security of such series of like tenor and term to be issued;

          (11) whether the Debt Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, the Depositary and Global Exchange Agent for such Global Security or Securities, whether such global form shall be permanent or temporary and, if applicable, the Global Exchange Date;

          (12) if Debt Securities of the series are to be issuable initially in the form of a temporary Global Security, the circumstances under which the temporary Global Security can be exchanged for definitive Debt Securities and whether the definitive Debt Securities will be Registered and/or Bearer Securities and will be in global form and whether interest (including any Additional Interest) in respect of any portion of such Global Security payable in respect of an Interest Payment Date prior to the Global Exchange Date shall be paid to any clearing organization with respect to a portion of such Global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date if other than as provided in this Article Three;

          (13) whether, and under what conditions, additional amounts will be payable to Holders of Debt Securities of the series pursuant to Section 1006;

          (14) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any Bearer Securities of such series shall be issuable, if other than the denomination of $5,000;

          (15) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502;

          (16) the currency or currencies of denomination of the Debt Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, including but not limited to the Euro, and, if any such currency of denomination is a composite currency other than the Euro, the agency or organization, if any, responsible for overseeing such composite currency;

          (17) the currency or currencies in which payment of the principal of (and premium, if any) and interest (including any Additional Interest) on the Debt Securities will be made, the currency or currencies, if any, in which payment of the principal of (and premium, if any) or the interest (including any Additional Interest) on Registered Securities, at the election of each of the Holders thereof, may also be payable and the periods within which and the terms and conditions upon which such election is to be made and the Exchange Rate and Exchange Rate Agent;

          (18) if the amount of payments of principal of (and premium, if any) or interest (including any Additional Interest) on the Debt Securities of the series may be determined with reference to an index based on a currency or currencies other than that in which the Debt Securities are denominated or designated to be payable, the manner in which such amounts shall be determined;

          (19) if payments of principal of (and premium, if any) or interest (including any Additional Interest) on the Debt Securities of the series are to be made in a Foreign Currency other than the currency in which such Debt Securities are denominated, the manner in which the Exchange Rate with respect to such payments shall be determined or if the Exchange Rate is to be determined otherwise than as provided in Section 101;

          (20) any Events of Default with respect to Debt Securities of such series, if not set forth herein and any Events of Default set forth herein that shall not apply to Debt Securities of the series;

          (21) any other covenant or warranty included for the benefit of the Debt Securities of the series in addition to (and not inconsistent with) those set forth herein for the benefit of Debt Securities of all series, or any other covenant or warranty included for the benefit of Debt Securities of the series in lieu of any covenant or warranty set forth herein for the benefit of Debt Securities of all series, or any provision that any covenant or warranty set forth herein for the benefit of Debt Securities of all series shall not be for the benefit of Debt Securities of such series, or any combination of such covenants, warranties or provisions and whether the provisions of Section 1005 will not apply such covenants and warranties;

          (22) the terms and conditions, if any, pursuant to which the Company's obligations under this Indenture may be terminated through the deposit of money or Eligible Instruments as provided in Articles Four and Seventeen;

          (23) the Person or Persons who shall be Security Registrar for the Debt Securities of such series if other than the Trustee, and the place or places where the Security Register for such series shall be maintained and the Person or Persons who will be the initial Paying Agent or Agents, if other than the Trustee;

          (24) whether the Debt Securities of the series are Convertible Securities and the terms related thereto including the Conversion Price, the securities into which the Debt Securities of the series are convertible and the date on which the right to convert expires;

          (25) if such Debt Securities are to be issued to an Issuer Trust, the form or forms of the Trust Agreement and Guarantee Agreement relating thereto;

          (26) if other than as set forth herein, the relative degree, if any, to which the Debt Securities of the series shall be senior to or be subordinated to other series of Debt Securities in right of payment, whether such other series of Debt Securities are Outstanding or not;

          (27) any special tax implications of the Debt Securities of the series; and

          (28) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Debt Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

          Debt Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption or Repayment Dates and may be denominated in different currencies or payable in different currencies.

          If any of the terms of a series of Debt Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          SECTION 302. DENOMINATIONS.

          Debt Securities of each series shall be issuable in such form and denominations as shall be specified in the form of Debt Security for such series approved or established pursuant to Section 201 or in the Officers' Certificate delivered pursuant to Section 301. In the absence of any specification with respect to the Debt Securities of any series, the Registered Securities of such series, if any, shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, if any, shall be issuable in the denominations of $5,000.

          SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          (a) The Debt Securities shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman of the Board, the President, a Vice President, the Treasurer or an Assistant Treasurer and by its Secretary or one of its Assistant Secretaries under its corporate seal reproduced thereon. The signature of any of these officers on the Debt Securities may be manual or facsimile. Coupons shall bear the facsimile signature of an authorized officer of the Company.

          Debt Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or coupons of any series or did not hold such offices at the date of such Debt Securities or coupons.

          (b) At any time and from time to time after the execution and delivery of this Indenture, Debt Securities of any series may be executed by the Company and delivered to the Trustee for authentication, and, except as otherwise provided in this Article Three, shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company; PROVIDED, HOWEVER, that, in connection with its original issuance, a Bearer Security may be delivered only outside the United States and, except in the case of a temporary Global Security, only if the Company or its agent shall have received the certification required pursuant to Sections 304(b)(iii) and (iv), unless such certification shall have been provided earlier pursuant to section 304(b)(v) hereof, and only if the Company has no reason to know that such certification is false.

          To the extent authorized in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, such written Company Order may be given by any one officer or employee of the Company, may be electronically transmitted, and may provide instructions as to registration of holders, principal amounts, rates of interest, maturity dates and other matters contemplated by such Board Resolution and Officers' Certificate or supplemental indenture to be so instructed in respect thereof. Before authorizing and delivering the first Debt Securities of any series (and upon request of the Trustee thereafter), the Company shall deliver to the Trustee (i) the certificates called for under Sections 201 and 301 hereof and (ii) an Opinion of Counsel described in the next sentence.

          In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to any Debt Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Debt Securities, and (subject to Section 601) shall be fully protected in relying upon:

          (i) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution certified by the Secretary or an Assistant Secretary of the Company;

          (ii)  an executed supplemental indenture, if any, relating thereto;

          (iii) an Officers' Certificate setting forth the form and terms of the Debt Securities of such series and coupons, if any, pursuant to Sections 201 and 301 and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Debt Securities have been complied with; and

          (iv)  an Opinion of Counsel stating

                    (A) that the form of such Debt Securities and coupons, if any, has been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 201 in conformity with the provisions of this Indenture;

                    (B) that the terms of such Debt Securities and coupons, if any, have been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 301 in conformity with the provisions of this Indenture; and

                    (C) that such Debt Securities and coupons, if any, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except that where Debt Securities of any series are to be exchanged for Capital Securities or paid from the Securities Fund, the issuance of Capital Securities will require further action by the Board of Directors, and subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and the application of general principles of equity and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Debt Securities denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States.

          (c) If the Company shall establish pursuant to Section 301 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Securities,
(ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

          (d) The Trustee shall have the right to decline to authenticate and deliver any Debt Securities under this Section 303 if the issuance of such Debt Securities will adversely affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          (e) If all the Debt Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Debt Security, but such Opinion of Counsel, with appropriate modifications, may instead be delivered at or prior to the time of the first issuance of Debt Securities of such series.

          (f) Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

          (g) No Debt Security or coupon attached thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein executed by the Trustee, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. Notwithstanding the foregoing, if any Debt Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debt Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Debt Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          (h) Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

          (i) Debt Securities distributed to holders of Book-Entry Capital Securities (as defined in the applicable Trust Agreement) upon the dissolution of an Issuer Trust shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Security Registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the Debt Securities represented thereby (or such other accounts as they may direct). Debt Securities distributed to holders of Capital Trust Securities other than Book-Entry Capital Securities upon the dissolution of an Issuer Trust shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Debt Securities.

          SECTION 304. TEMPORARY DEBT SECURITIES.

          (a) Pending the preparation of definitive Debt Securities of any series, the Company may execute, and upon receipt of documents required by Sections 301 and 303, together with a Company Order, the Trustee shall authenticate and deliver, temporary Debt Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor and terms of the definitive Debt Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as evidenced by their signatures on such Debt Securities. In the case of Debt Securities of any series issuable as Bearer Securities, such temporary Debt Securities may be in global form, representing all or any part of the Outstanding Debt Securities of such series.

          (b)  Unless otherwise provided pursuant to Section 301:

          (i) Except in the case of temporary Debt Securities in global form, if temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the related temporary Debt Securities shall be exchangeable for such definitive Debt Securities upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in the Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Securities of any series (accompanied, if applicable, by all unmatured coupons and all matured coupons in default appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of like tenor and terms and of authorized denominations; PROVIDED, HOWEVER, that no Bearer Security shall be delivered in exchange for a Registered Security; and PROVIDED, FURTHER, that a Bearer Security shall be delivered in exchange for a Bearer Security only in compliance with the conditions set forth in Section 305.

          (ii) If Debt Securities of any series are issued in temporary global form, any such temporary Global Security shall, unless otherwise provided pursuant to Section 301, be delivered to the Depositary for the benefit of Euroclear and Clearstream, for credit to the respective accounts of the beneficial owners of such Debt Securities (or to such other accounts as they may direct).

          (iii) Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security (the "Global Exchange Date"), the Company shall deliver definitive Debt Securities to the Trustee or the agent appointed by the Company pursuant to Section 301 to effect the exchange of the temporary Global Security for definitive Debt Securities (the "Global Exchange Agent"), in an aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Global Exchange Date, such temporary Global Security shall be surrendered by the Depositary to the Global Exchange Agent, to be exchanged, in whole or from time to time in part, for definitive Debt Securities without charge and the Trustee or the Global Exchange Agent, if authorized by the Trustee pursuant to Section 614, shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor and terms as the portion of such temporary Global Security to be exchanged. Upon any exchange of a part of such temporary Global Security for definitive Debt Securities, the portion of the principal amount and any interest (including any Additional Interest) thereon so exchanged shall be endorsed by the Global Exchange Agent on a schedule to such temporary Global Security, whereupon the principal amount and interest payable with respect to such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed. The definitive Debt Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, global registered form or global bearer form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; PROVIDED, HOWEVER, that, in the case of the exchange of the temporary Global Security for definitive Bearer Securities (including a definitive Global Bearer Security), upon such presentation by the Depositary, such temporary Global Security shall be accompanied by a certificate signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate signed by Clearstream as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture, unless such certificate(s) shall have been provided earlier pursuant to section 304(b)(v) hereof; and PROVIDED, FURTHER, that definitive Bearer Securities (including a definitive Global Bearer Security) shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 303.

          (iv) The interest of a beneficial owner of Debt Securities of a series in a temporary Global Security shall be exchanged for definitive Debt Securities of the same series and of like tenor and terms following the Global Exchange Date when the account holder instructs Euroclear or Clearstream, as the case may be, to request such exchange on such account holder's behalf and, in the case of the exchange of the temporary Global Security for definitive Bearer Securities (including a definitive Global Bearer Security), unless such certificate(s) shall have been provided earlier pursuant to Section 304(b)(v) hereof, the account holder delivers to Euroclear or Clearstream, as the case may be, a certificate in the form set forth in Exhibit A-1 and, if applicable, A-2 to this Indenture, dated no earlier than 15 days prior to the Global Exchange Date, copies of which certificate shall be available from the offices of Euroclear and Clearstream, the Global Exchange Agent, any authenticating agent appointed for such series of Debt Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Debt Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Debt Securities in person at the offices of Euroclear and Clearstream. Definitive Debt Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

          (v) Until exchanged in full as hereinabove provided, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series and of like tenor and terms authenticated and delivered hereunder, except that interest (including any Additional Interest) payable on a temporary Global Security on an Interest Payment Date shall be payable to Euroclear and Clearstream on such Interest Payment Date only if there has been delivery by Euroclear and Clearstream to the Global Exchange Agent of a certificate or certificates in the form set forth in Exhibit B to this Indenture dated no earlier than the first Interest Payment Date, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream, as the case may be, a certificate in the form set forth in Exhibit A-1 and, if applicable, A-2 to this Indenture dated no earlier than the first Interest Payment Date. Any interest so received by Euroclear and Clearstream and not paid as herein provided prior to the Global Exchange Date shall be returned to the Global Exchange Agent which, upon expiration of two years after such Interest Payment Date, shall repay such interest to the Company in accordance with Section 1003.

          SECTION 305. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

          The Company shall cause to be kept at one of the offices or agencies to be maintained by the Company in accordance with the provisions of this
Section 305 and Section 1002, with respect to the Debt Securities of each series which are Registered Securities, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. Pursuant to Section 301, the

Company shall appoint, with respect to Debt Securities of each series which are Registered Securities, a "Security Registrar" for the purpose of registering such Debt Securities and transfers and exchanges of such Debt Securities as herein provided.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denomination or denominations, of like tenor and terms and aggregate principal amount.

          At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized form and denomination, of like tenor and terms and aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency. Bearer Securities may not be delivered in exchange for Registered Securities.

          At the option of the Holder, Registered Securities or Bearer Securities of any series may be issued in exchange for Bearer Securities (except as otherwise specified as contemplated by Section 301 with respect to a Bearer Security in global form) of the same series, of any authorized denominations and of like tenor and terms and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor and terms after the close of business at such office or agency of (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.

          Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities which the Holder making the exchange is entitled to receive.

          If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 303(h), the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(11) shall no longer be effective with respect to the Debt Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

          The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

          If specified by the Company pursuant to Section 301 with respect to a series of Debt Securities, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in part for Debt Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (a) to each Person specified by such Depositary a new Debt Security or Securities of the same series, of like tenor and terms and of any authorized denominations as requested by such person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (b) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities delivered to Holders thereof.

          In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Debt Securities (a) in definitive registered form in authorized denominations, if the Debt Securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Debt Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, as shall be specified by the beneficial owner thereof, if the Debt Securities of such series are issuable in either form; PROVIDED, HOWEVER, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and PROVIDED FURTHER that delivery of a

Bearer Security shall occur only outside the United States; and PROVIDED FURTHER that no definitive Bearer Security will be issued if the Company has reason to know that any such certificate is false.

          Upon the exchange of a Global Security for Debt Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Debt Securities are so registered. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this Section to the persons, and in such authorized denominations, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee; PROVIDED, HOWEVER, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and PROVIDED FURTHER that delivery of a Bearer Security shall occur only outside the United States; and PROVIDED FURTHER that no definitive Bearer Security will be issued if the Company has reason to know that any such certificate is false.

          All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

          Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Debt Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

          The Company shall not be required (i) to issue, register the transfer of or exchange Debt Securities of any particular series to be redeemed or exchanged for Capital Securities for a period of fifteen days preceding the first publication of the relevant notice of redemption or exchange or, if Registered Securities are outstanding and there is no publication, the mailing of the relevant notice of redemption or exchange, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption or exchange in whole or in part, except the unredeemed or unexchanged portion of such Registered Security being redeemed or exchanged in part, or (iii) to exchange any Bearer Security so selected for redemption or exchange except that such a Bearer Security may be exchanged for a Registered Security of like tenor and terms of that series, PROVIDED that such Registered Security shall be simultaneously surrendered for redemption or exchange.

          Notwithstanding anything herein to the contrary, the exchange of Bearer Securities into Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange; neither the Company, the Trustee nor the Security Registrar shall exchange any Bearer Securities into Registered Securities if it has received an Opinion of Counsel that as a result of such exchanges the Company would suffer adverse consequences under the United States Federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Orders to the Security Registrar.

          SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN DEBT SECURITIES.

          If (i) any mutilated Debt Security or a Bearer Security with a mutilated coupon appertaining to it is surrendered to a Paying Agent outside the United States designated by the Company, or, in the case of any Registered Security, to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security or coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Debt Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Debt Security or Bearer Security with a mutilated coupon appertaining to it or to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen) or in lieu of any such destroyed, lost or stolen Debt Security, a new Debt Security of like tenor and terms and principal amount, bearing a number not contemporaneously outstanding, with coupons corresponding to the coupon, if any, appertaining to such destroyed, lost or stolen Debt Security or to the Debt Security to which such destroyed, lost or stolen coupon appertains; PROVIDED, HOWEVER, that any such new Bearer Security will be delivered only in compliance with the conditions set forth in Section 305.

          In case any such mutilated, destroyed, lost or stolen Debt Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security or coupon; PROVIDED, HOWEVER, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in
Section 1002, be payable only at an office or agency located outside the United States; and PROVIDED, FURTHER, that, with respect to any such coupons, interest represented thereby (but not any additional amounts payable as provided in Section 1006), shall be payable only upon presentation and surrender of the coupons appertaining thereto.

          Upon the issuance of any new Debt Security or coupons under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and printing expenses) connected therewith.

          Every new Debt Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security, or in exchange for a Bearer Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Debt Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series and their coupons, if any, duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or coupons.

          SECTION 307. PAYMENT OF INTEREST AND ADDITIONAL INTEREST; INTEREST RIGHTS PRESERVED.

          Interest and any Additional Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest and any Additional Interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. At the option of the Company, payment of interest and any Additional Interest on any Registered Security may be made by check in the currency designated for such payment pursuant to the terms of such Registered Security mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account in such currency designated by such Person in writing not later than ten days prior to the date of such payment.

          Any interest (including any Additional Interest) on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holder of such Registered Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money and/or Eligible Instruments when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. Unless the Trustee is acting as the Security Registrar, promptly after such Special Record Date, the Company shall furnish the Trustee with a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and principal amounts of Registered Securities of such series held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

          Subject to the limitations set forth in Section 1002, the Holder of any coupon appertaining to a Bearer Security shall be entitled to receive the interest payable on such coupon upon presentation and surrender of such coupon on or after the Interest Payment Date of such coupon at an office or agency maintained for such purpose pursuant to Section 1002.

          If any Registered Security is exchanged for Capital Securities after any record date and on or prior to the next succeeding Interest Payment Date (other than any Debt Security whose Maturity is prior to such Interest Payment
Date), interest whose Stated Maturity is on such Interest Payment Date shall be paid by the Company on such Interest Payment Date notwithstanding such exchange, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Debt Security is registered at the close of business on such record date.

          If any Bearer Security is exchanged for Capital Securities after any record date and on or prior to the next succeeding Interest Payment Date (other than any Debt Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such exchange, and such interest (whether or not punctually paid or duly provided for) shall be paid by the Company pursuant to such procedures as may be satisfactory to the Trustee.

          SECTION 308. PERSONS DEEMED OWNERS.

          Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest (including any Additional Interest) on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 309. CANCELLATION.

          Unless otherwise provided with respect to a series of Debt Securities, all Debt Securities and coupons surrendered for payment, redemption, repayment, transfer, exchange or credit against any sinking fund payment pursuant to this Indenture, shall, if surrendered to the Company or any agent of the Company, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debt Securities and coupons held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, upon request, unless by a Company Order the Company shall direct that the cancelled Debt Securities or coupons be returned to it.

          SECTION 310. COMPUTATION OF INTEREST.

          Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, interest (including any Additional Interest) on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 311. CERTIFICATION BY A PERSON ENTITLED TO DELIVERY OF A BEARER SECURITY.

          Whenever any provision of this Indenture or a Debt Security contemplates that certification be given by a Person entitled to delivery of a Bearer Security, such certification shall be provided substantially in the form of Exhibit A-1 and, if applicable, A-2 hereto, with only such changes as shall be approved by the Company and consented to by the Trustee whose consent shall not unreasonably be withheld.

          SECTION 312. JUDGMENTS.

          The Company may provide, pursuant to Section 301, for the Debt Securities of any series that, to the fullest extent possible under applicable law and except as may otherwise be specified as contemplated in Section 301, (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest (including any Additional Interest) on the Debt Securities of any series and any appurtenant coupons in a Foreign Currency, composite currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 301 is of the essence and agrees that judgments in respect of such Debt Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest (including any Additional Interest) on such Debt Securities and any appurtenant coupons shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) in the country of issue of the Designated Currency in the case of Foreign Currency or

Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

          SECTION 313. DEFERRALS OF INTEREST PAYMENT DATES.

          If specified as contemplated by Section 301 with respect to the Debt Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Debt Securities for such period or periods as may be specified as contemplated by
Section 301 (each, an "Extension Period"), during which Extension Periods the Company shall, if so specified as contemplated by Section 301, have the right to make partial payments of interest on any Interest Payment Date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Debt Securities (together with Additional Interest thereon, if any, at the rate specified for the Debt Securities of such series to the extent permitted by applicable law); PROVIDED, HOWEVER, that no Extension Period shall extend beyond the Maturity of the principal of the Debt Securities of such series; and PROVIDED FURTHER, HOWEVER that, unless otherwise specified as contemplated by Section 301, during any such Extension Period, the Company shall not (i) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank PARI PASSU in all respects with or junior in interest to the Debt Securities of such series (except for any partial payments of interest with respect to and permitted under the Debt Securities of such series), or (ii) declare or pay any dividends or distributions, or redeem, purchase, acquire or make a liquidation payment on, any of the Company's capital stock (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors, consultants or independent contractors, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange, redemption or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any other class or series of the Company's capital stock, or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, (e) any payment by the Company under any Guarantee Agreement, or (f) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks PARI PASSU with or junior to such stock). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, PROVIDED that no Event of Default has occurred and is continuing, and PROVIDED, FURTHER that no Extension Period shall exceed the period or periods specified in such Debt Securities or extend beyond the Maturity of the principal of such Debt Securities. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above conditions. No interest or Additional Interest shall be due and payable during an Extension Period (except for any partial payments of interest with respect to and permitted under the Debt Securities of such series), except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest as and to the extent as may be specified as contemplated by Section 301. The Company shall give the Holders of the Debt Securities of such series and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Debt Securities of such series would be payable but for such deferral or, with respect to any Debt Securities of a series issued to an Issuer Trust, so long as any such Debt Securities are held by such Issuer Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Trust Securities of such Issuer Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Issuer Trust is required to give notice to holders of such Capital Trust Securities of the record date or the date such Distributions are payable.

          The Trustee shall promptly give notice of the Company's election to begin any such Extension Period to the Holders of the Outstanding Debt Securities of such series.

          SECTION 314. RIGHT OF SET-OFF.

          With respect to the Debt Securities of a series initially issued to an Issuer Trust, notwithstanding anything to the contrary herein, the Company shall have the right to set off any payment it is otherwise required to make in respect of any such Debt Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee Agreement relating to such Debt Security or to a holder of Capital Trust Securities pursuant to an action undertaken under Section 508 of this Indenture.

          SECTION 315. AGREED TAX TREATMENT.

          Each Debt Security issued hereunder shall provide that the Company and, by its acceptance of a Debt Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Debt Security agree that for United States Federal, state and local tax purposes it is intended that such Debt Security constitutes indebtedness.

                                 ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

          SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall upon Company Request cease to be of further effect, including the provisions of Article Eighteen hereof (except as to any surviving rights of registration of transfer or exchange of Debt Securities herein expressly provided for and rights to receive payments of principal and interest thereon (including any Additional Interest) and any right to receive additional amounts, as provided in Section 1006) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

          (1)  either

                    (A) all Debt Securities theretofore authenticated and delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 305,
          (ii) Debt Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Bearer Securities called for redemption or surrendered for repayment and maturing after the relevant Redemption Date or Repayment Date, as appropriate, surrender of which has been waived as provided in Section 1106 or 1303 and (iv) Debt Securities and coupons for whose payment money and/or Eligible Instruments have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee cancelled or for cancellation; or

                    (B) all such Debt Securities not theretofore delivered to the Trustee for cancellation

                         (i)   have become due and payable, or

                         (ii) will become due and payable at their Stated Maturity within one year, or

                         (iii) are to be called for redemption within one year
               under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

               and the Company, in the case of (B)(i), (B)(ii) or (B)(iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of Debt Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay and discharge the entire indebtedness on such Debt Securities and coupons of such series for principal (and premium, if any) and interest (including any Additional Interest), and any mandatory sinking fund, repayment or analogous payments thereon, on the scheduled due dates therefor to the date of such deposit (in the case of Debt Securities and coupons which have become due and payable) or to the Stated Maturity or Redemption Date, if any, and all Repayment Dates (in the case of Debt Securities repayable at the option of the Holders thereof); PROVIDED, HOWEVER, that in the event a petition for relief under the Bankruptcy Reform Act of 1978 or a successor statute is filed with respect to the Company within 91 days after the deposit, the obligations of the Company under the Indenture with respect to the Debt Securities of such series shall not be deemed terminated or discharged, and in such event the Trustee shall be required to return the deposited money and Eligible Instruments to the Company;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money or Eligible Instruments shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

         SECTION 402. APPLICATION OF TRUST MONEY AND ELIGIBLE INSTRUMENTS.

         (a) Subject to the provisions of the last paragraph of Section 1003, all money and Eligible Instruments deposited with the Trustee pursuant to
Section 401, 403 or 1701 shall be held in trust and such money and the principal and interest received on such Eligible Instruments shall be applied by it, in accordance with the provisions of the Debt Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest (including any Additional Interest) for whose payment such money or Eligible Instruments have been deposited with the Trustee.

         (b) The Trustee shall deliver or pay to the Company from time to time upon Company Request any Eligible Instruments or money held by it as provided in
Section 403 or 1701 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such Eligible Instruments or money were deposited or received.

         (c) If this Section 402(c) is specified, as contemplated by Section 301, to be applicable to the Debt Securities of any series, the Trustee shall deliver to the Company from time to time upon Company Request any Eligible Instruments held by it as provided in Section 403 or 1701, provided that the Company in substitution therefor simultaneously delivers to the Trustee, money or other Eligible Instruments which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, would then be sufficient to satisfy the Company's payment obligations in respect of the Debt Securities in the manner contemplated by Section 403 or 1701.

         SECTION 403. SATISFACTION, DISCHARGE AND DEFEASANCE OF DEBT SECURITIES OF ANY SERIES.

         If this Section 403 is specified, as contemplated by Section 301, to be applicable to Debt Securities of any series, then, notwithstanding Section 401,
(i) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Debt Securities of any such series and related coupons; (ii) the provisions of this Indenture as it relates to such Outstanding Debt Securities and related coupons shall no longer be in effect, including the provisions of Article Eighteen hereof (except as to the rights of Holders of Debt Securities to receive, from the trust fund described in subparagraph (1) below, payment of (x) the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest (including any Additional Interest) on such Debt Securities and related coupons on the Stated Maturity of such principal (and premium, if any) or installment of principal (and premium, if any) or interest (including any Additional Interest) or (y) any mandatory sinking fund, repayment or analogous payments applicable to the Debt Securities of that series on that day on which such payments are due and payable in accordance with the terms of this Indenture and of such Debt Securities, the Company's obligations with respect to such Debt Securities under Sections 304, 305, 306, 1002, 1003 and 1006 and the rights, powers, trusts, duties and immunities of the Trustee hereunder, including those under Section 607 hereof); and (iii) the Trustee, at the expense of the Company, shall, upon Company Order, execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

         (1)  either

                    (A) with respect to all Outstanding Debt Securities of such series and related coupons, with reference to this Section 403, the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Section 403 applicable to
         it) irrevocably, as trust funds in trust, money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of such Debt Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay and discharge (i) the principal of (and premium, if any) and interest (including any Additional Interest) on the Outstanding Debt Securities of that series and related coupons on the Stated Maturity of such principal or interest (including any Additional Interest) or, if such series may be redeemed by the Company prior to the Stated Maturity thereof, and the Company shall have given irrevocable instructions to the Trustee to effect such redemption, at the date fixed for such redemption pursuant to Article Eleven, and (ii) any mandatory sinking fund payments or analogous payments applicable to Debt Securities of such series on the date on which such payments are due and payable in accordance with the terms of this Indenture and of such Debt Securities; or

              (B) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Debt Securities of such series;

         (2) the Company has paid or caused to be paid all sums payable with respect to the Outstanding Debt Securities of such series and related coupons;

         (3) such deposit will not result in a breach of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

         (4) no Event of Default or event which, with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(5) or
     Section 501(6) or event which, with the giving of notice or lapse of time, or both, would become an Event of Default under Section 501(5) or Section 501(6) shall have occurred and be continuing on the 91st day after such date; provided, however, that should that condition fail to be satisfied on or before such 91st day, the Trustee shall promptly, upon satisfactory receipt of evidence of such failure, return such deposit to the Company;

         (5) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since the date of this Indenture there has been a change in applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of Debt Securities and related coupons of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

         (6) if the Debt Securities of that series are then listed on any domestic or foreign securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause such Debt Securities to be delisted;

         (7) such deposit shall have been effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301; and

         (8) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness of all Outstanding Debt Securities and related coupons have been complied with.

         Any deposits with the Trustee referred to in Section 403(1)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Debt Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

         Upon the satisfaction of the conditions set forth in this Section 403 with respect to all the Outstanding Debt Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; PROVIDED that the Company shall not be discharged from any payment obligations in respect of Debt Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law.

         Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements (except as provided above in this Section
403) of the Company under this Indenture with respect to any series of Debt Securities, the obligations of the Company to the Trustee under Section 607, and the obligations of the Trustee under Section 402 and the last paragraph of
Section 1003, shall survive with respect to such series of Debt Securities.

                                 ARTICLE FIVE

                                   REMEDIES

         SECTION 501.  EVENTS OF DEFAULT.

         "Event of Default", wherever used herein with respect to Debt Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Debt Security of such series or a related coupon, if any, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period); or

         (2) default in the payment of the principal of (or premium, if any, on) any Debt Security of such series at its Maturity; or

         (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Debt Security of such series; or

         (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and continuance of such default or breach for a period of 90 days after there has been given by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (6) the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or the consent by the Company to the entry of a decree or order for relief in an involuntary case under any such law; or

         (7) any other Event of Default, if any, provided with respect to Debt Securities of such series specified as contemplated by Section 301.

         SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Debt Securities of such series may declare the principal amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of and all accrued but unpaid interest (including any Additional Interest) on all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by such Holders), PROVIDED THAT, in the case of the Debt Securities of a series issued to an Issuer Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series fail to declare the principal of all the Outstanding Debt Securities of such series to be immediately due and payable, either the Property Trustee or the holders of at least 25% in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the related series of Capital Trust Securities issued by such Issuer Trust then outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee; and upon any such declaration such principal amount (or specified amount) and interest shall become immediately due and payable. Upon payment of such amount, all obligations of the Company in respect of the payment of principal of the Debt Securities of such series shall terminate.

         At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                    (A) all overdue installments of interest on all Debt Securities of such series and any related coupons and any accrued Additional Interest on all Debt Securities of such series,

                    (B) the principal of (and premium, if any, on) any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate or rates prescribed therefor in such Debt Securities,

                    (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Debt Security and any related coupons at the rate or rates prescribed therefor in such Debt Securities, and

                    (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

         (2) all Events of Default with respect to Debt Securities of such series, other than the non-payment of the principal of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513;

PROVIDED, HOWEVER, that in the case of Debt Securities of a series initially issued to an Issuer Trust, any such rescission and annulment shall require the consent of the holders of a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the related series of Capital Trust Securities then outstanding.

         In the case of Debt Securities of a series initially issued to an Issuer Trust, if the Holders of such Debt Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the related series of Capital Trust Securities issued by such Issuer Trust then outstanding shall also have the right to rescind and annul such declaration and its consequences by written notice to the Company and the Trustee, subject to the satisfaction of the conditions set forth in Clauses (1) and (2) above of this Section 502.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if:

         (1) default is made in the payment of any installment of interest (including any Additional Interest) on any Debt Security or any related coupon when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) any Debt Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities and coupons, the amount then due and payable on such Debt Securities and coupons for principal (and premium, if any) and interest (including any Additional Interest), including the delivery of any Capital Securities then required to be delivered, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and, upon overdue installments of interest, at the rate or rates prescribed therefor in such Debt Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts (including the delivery of any Capital Securities then required to be delivered) forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and the delivery of any Capital Securities required to be delivered and not so delivered, or, in the case of the failure to deliver Capital Securities, money equal to the principal amount of the Debt Securities for which the Capital Securities were to be exchanged, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities and coupons and collect the moneys (or money equal to the principal amount of any Debt Securities for which Capital Securities were to be exchanged) adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities and coupons, wherever situated.

         If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities of a particular series or any related coupons or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceedings or otherwise,

         (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (including any Additional Interest) owing and unpaid in respect of the Debt Securities of such series and any appurtenant coupons and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBT SECURITIES OR COUPONS.

         All rights of action and claims under this Indenture or the Debt Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities and coupons in respect of which such judgment has been recovered.

         SECTION 506.  APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest (including any Additional Interest), upon presentation of the Debt Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:  To the payment of all amounts due the Trustee under Section
     607;

         SECOND: To the payment of amounts then due and unpaid to the holders of Senior Debt, to the extent required by Article Eighteen;

         THIRD: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest (including any Additional Interest) on the Debt Securities and any coupons, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities and any coupons for principal (and premium, if any) and interest (including any Additional Interest), respectively. The Holders of each series of Debt Securities denominated in Euro, any other composite currency or a Foreign Currency and any matured coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Exchange Rate Agent by converting the principal amount Outstanding of such series of Debt Securities and matured but unpaid interest (including any Additional Interest) on such series of Debt Securities in the currency in which such series of Debt Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Debt Securities; and

         FOURTH: The balance, if any, to the Person or Persons entitled thereto.

         SECTION 507.  LIMITATION ON SUITS.

         No Holder of any Debt Securities of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debt Securities of such series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST AND TO EXCHANGE DEBT SECURITIES FOR CAPITAL SECURITIES; DIRECT ACTION BY HOLDERS OF CAPITAL TRUST SECURITIES.

         Notwithstanding any other provision in this Indenture, the Holder of any Debt Security or coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest (including any Additional Interest) on such Debt Security or payment of such coupon on the respective Stated Maturity or Maturities expressed in such Debt Security or coupon (or, in the case of redemption or repayment, on the Redemption Date or the Repayment Date, as the case may be), to have the Debt Securities exchanged for Capital Securities pursuant to Article Fourteen, if applicable, and to institute suit for the enforcement of any such payment or exchange, and such right shall not be impaired without the consent of such Holder, SUBJECT, HOWEVER, to the provisions of Article Eighteen. In the case of Debt Securities of a series issued to an Issuer Trust, any registered holder of the series of Capital Trust Securities issued by such Issuer Trust shall have the right, upon the occurrence of an Event of Default described in Section 501(1) or (2), to institute a suit directly against the Company for enforcement of payment to such holder of principal of (premium, if any) and (subject to Sections 307 and 313) interest (including any Additional Interest) on the Debt Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the related Trust Agreement) of such Capital Trust Securities held by such holder.

         SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee, any Holder or any holder of Capital Trust Securities issued by an Issuer Trust has instituted any proceedings to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Capital Trust Securities, then and in every such case the Company, the Trustee, the Holders and the holders of Capital Trust Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Holders and the holders of the Capital Trust Securities shall continue as though no such proceeding had been instituted.

     SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511.  DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Debt Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to the holders of Capital Trust Securities by Section 508 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Capital Trust Securities, as the case may be.

     SECTION 512.  CONTROL BY HOLDERS OF DEBT SECURITIES.

     The Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, PROVIDED, that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture;

     (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction; and

     (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 513.  WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series on behalf of the Holders of all the Debt Securities of any such series and any related coupons and, in the case of any Debt Securities of a series initially issued to an Issuer Trust, the holders of a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of Capital Trust Securities issued by such Issuer Trust may waive any past default hereunder with respect to such series and its consequences, except a default

     (1) in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Debt Security of such series, or

     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series or coupons affected;

PROVIDED, HOWEVER, that in the case of Debt Securities of a series initially issued to an Issuer Trust, such waiver shall not be effective as to such Debt Securities unless the holders of at least a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of Capital Trust Securities issued by such Issuer Trust shall have consented to such waiver; PROVIDED, FURTHER, that if the consent of the Holder of each Outstanding Debt Securities is required, such waiver shall not be effective unless each holder of Capital Trust Securities issued by such Issuer Trust shall have consented to such waiver.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 514.  UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Debt Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having a due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Company or the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Debt Security or the payment of any coupons on or after the respective Stated Maturity or Maturities expressed in such Debt Security or coupon (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may
be) or for the enforcement of the right to exchange any Debt Securities for Capital Securities as provided in Article Fourteen.

     SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law whenever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

     SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

     The duties and responsibilities of the Trustee shall be as provided in the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 602.  NOTICE OF DEFAULT.

     If a default occurs hereunder with respect to Debt Securities of any series the Trustee shall transmit by mail to all Holders of Debt Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 501(4) with respect to Debt Securities of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof; and PROVIDED FURTHER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Debt Security of such series or any related coupons or in the payment of any sinking fund installment with respect to Debt Securities of such series or in the exchange of Capital Securities for Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Debt Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of such series.

     SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

     Except as otherwise provided in Section 601:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities of such series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, other than any such books or records containing information as to the affairs of the customers of the Company or any of its subsidiaries; PROVIDED that the Trustee may examine such books and records relating to customers to the extent that such books and records contain information as to any payments made to such customers in their capacity as Holders of Debt Securities; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; no Exchange Rate Agent, Capital Exchange Agent, Global Exchange Agent, Depositary or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them.

     SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBT SECURITIES.

     The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, and in any coupons, and the information in any registration statement, including all attachments thereto, except information provided by the Trustee therein, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series or any coupons or any Capital Securities. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof. The Trustee shall not be responsible for and makes no representations to the Company's ability or authority to issue Bearer Securities or the lawfulness thereof.

     SECTION 605.  MAY HOLD DEBT SECURITIES OR COUPONS.

     The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and coupons, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such agent.

     SECTION 606.  MONEY HELD IN TRUST.

     Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 607.  COMPENSATION AND REIMBURSEMENT.

     The Company agrees

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder which shall have been separately agreed to by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any claim, loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Debt Securities and any coupons upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Debt Securities or any coupons. The claims of the Trustee under this Section shall not be subject to the provisions of Article Eighteen. The provisions of this Section 607 shall survive the termination of this Indenture and the resignation or removal of the Trustee.

     SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

     If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest with respect to Debt Securities of any series by virtue of being a trustee under this Indenture with respect to Debt Securities of any particular series of Debt Securities other than that series. The Trust Agreement and the Guarantee Agreement with respect to each Issuer Trust shall be deemed to be specifically described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

     SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, and subject to supervision or examination by Federal or State authority; PROVIDED, HOWEVER, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 609 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

     (1) the Trustee shall fail to comply with Section 608 with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

     (2) the Trustee shall cease to be eligible under Section 609 with respect to any series of Debt Securities and shall fail to resign after written request therefor by the Company or by any such Holder, or

     (3) the Trustee shall become incapable of acting with respect to any series of Debt Securities or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

     (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to such series or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debt

Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Debt Securities of such series and the appointment of a successor Trustee. In addition, the Company may remove the Trustee if the Company shall determine by a Board Resolution that the services provided by the Trustee may be obtained at a substantially lower cost to the Company.

     (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Debt Securities, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Debt Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

     SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an

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

instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In the case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee upon payment of its charges and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on the request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the executing or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt

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

Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

     SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding collection of claims against the Company (or any such other obligor).

     SECTION 614.  AUTHENTICATING AGENT.

     The Trustee shall upon Company request appoint one or more authenticating agents (including, without limitation, the Company or any Affiliate thereof) with respect to one or more series of Debt Securities which shall be authorized on behalf of the Trustee in authenticating Debt Securities of such series in connection with the issue, delivery, registration of transfer, exchange, partial redemption or repayment of such Debt Securities. Wherever reference is made in this Indenture to the authentication of Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Company and must be a corporation organized and doing business under the laws of the United States or of any State, having a combined capital and surplus of at least $1,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities or the equivalent foreign authority, in the case of an authenticating agent who is not organized and doing business under the laws of the United States or of any State thereof or the District of Columbia.

     The Trustee hereby initially appoints Wells Fargo Bank Minnesota, N.A. as its authenticating agent.

     Any corporation succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

     An authenticating agent may at any time resign with respect to one or more series of Debt Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent with respect to one or more series of Debt Securities by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be eligible in accordance with the provisions

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

of this Section, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent herein. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section.

          The provisions of Sections 104, 111, 306, 309, 603, 604 and 605 shall be applicable to any authenticating agent.

          Pursuant to each appointment made under this Section, the Debt Securities of each series covered by such appointment may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

                              _________________________________________



                              By_______________________________________
                                AS AUTHENTICATING AGENT FOR THE TRUSTEE



                              By_______________________________________
                                AUTHORIZED OFFICER


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
     HOLDERS.

          The Company will furnish or cause to be furnished to the Trustee with respect to Debt Securities of each series for which it acts as Trustee:

          (1) semi-annually, not more than 15 days after the Regular Record Date in respect of the Debt Securities of such series or on May 15 and November 15 of each year with respect to each series of Debt Securities for which there are no Regular Record Dates, a list, in such form as the Trustee may reasonably require, of the names and addresses of the

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

     Holders of Registered Securities as of such Regular Record Date or May 1 or November 1, as the case may be, and

          (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

          SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Paying Agent or Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished. The Trustee shall preserve for at least two years the names and addresses of Holders of Bearer Securities filed with the Trustee by such Holders.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debt Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Debt Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of any disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

          SECTION 703.  REPORTS BY TRUSTEE.

          (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Debt Securities pursuant to this Indenture and at any other time required by the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture and such other matters as may be required pursuant to the Trust Indenture Act in the manner required by the Trust Indenture Act.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debt Securities of such series are listed, with the Commission and also with the Company. The Company will notify the Trustee when any series of Debt Securities are listed on any stock exchange.

          SECTION 704.  REPORTS BY COMPANY.

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be

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

required pursuant to the Trust Indenture Act at the time and in the manner pursuant to such Act; PROVIDED that such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 801.  COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

          The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest and all additional amounts, if any, payable pursuant to Section 1006) on all the Debt Securities and any related coupons and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

          SECTION 802.  SUCCESSOR CORPORATION SUBSTITUTED.

          Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease, the Company (which term for this purpose shall mean the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner presented in this Article) shall

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

be relieved of all obligations and covenants under this Indenture and the Debt Securities and coupons.


                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

          SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company, and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities or coupons (and if such covenants are to be for the benefit of less than all series of Debt Securities or coupons, stating that such covenants are expressly being included solely for the benefit of such series), to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

          (4) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities of other authorized denominations or to permit or facilitate the issuance of Debt Securities in uncertificated form, PROVIDED any such action shall not adversely affect the interests of the Holders of Debt Securities of any series or any related coupons in any material respect; or

          (5) to change or eliminate any of the provisions of this Indenture, PROVIDED that any such change or elimination (a) shall become effective only when there is no Debt Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions or (b) shall not apply to any Debt Security Outstanding; or

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

          (6) to establish the form or terms of Debt Securities of any series as permitted by Sections 201 and 301; or

          (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, PROVIDED such other provisions shall not adversely affect the interests of the Holders of Debt Securities of any series or any related coupons in any material respect or, in the case of the Debt Securities of a series issued to an Issuer Trust and for so long as any of the corresponding series of Capital Trust Securities issued by such Issuer Trust shall remain outstanding, the holders of such Capital Trust Securities; or

          (9) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interest of Holders of Debt Securities of any series or any appurtenant coupons in any material respect.

          SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of all series affected by such supplemental indenture, acting together as a class, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities of such series and any related coupons; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security or coupon affected thereby,

          (1) change the Stated Maturity of the principal or any installment of principal of, or any installment of interest (including any Additional Interest) on, any Debt Security (other than to the extent set forth in any such Debt Security), or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption or repayment thereof, or change any obligation of the Company to pay additional amounts pursuant to
     Section 1006 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment, or the coin or currency in which any Debt Security or the interest thereon or any coupon is payable, or impair any right to the delivery

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

     of Capital Securities in exchange for Debt Securities provided for in this Indenture or the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date or Capital Exchange Date, as the case may be), or

               (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1604 for quorum or voting, or

               (3) modify any of the provisions of this Section, Section 513 or
     Section 1005, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
     Section 1005, or the deletion of this proviso, in accordance with the requirements of Section 611(b) and 901(7); or

               (4) adversely affect the right to repayment, if any, of Debt Securities of any series at the option of the Holders thereof; or

               (5) impair the right of any Holder of Debt Securities of any series to receive Capital Securities on any Capital Exchange Date for Debt Securities of such series with a Market Value equal to the principal amount of such Holder's Debt Securities of such series or in an amount sufficient to provide proceeds upon sale by the Company in the Secondary Offering equal to the principal amount of such Holder's Debt Securities of such series; or

               (6) impair the right of any Holder of Convertible Securities of any series to convert such Debt Securities pursuant to Article Nineteen;

and PROVIDED, FURTHER, that no change shall be made in the provisions of Article Eighteen that will affect adversely the holders of Senior Debt without the consent of the holders of all Senior Debt Outstanding; and PROVIDED, FURTHER, that, in the case of the Debt Securities of a series issued to an Issuer Trust, so long as any of the corresponding series of Capital Trust Securities issued by such Issuer Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such related Capital Trust Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount (as defined in the related Trust Agreement) of such Capital Trust Securities then outstanding unless and until the principal of (and premium, if any, on) the Debt Securities of such series and all

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

accrued and (subject to Section 307) unpaid interest (including any Additional Interest) thereon have been paid in full, (ii) no such amendment or waiver that requires the consent of the Holder of each Outstanding Debt Security affected thereby shall be made without the prior consent of all the holders of the related Capital Trust Securities then outstanding unless and until the principal of (and premium, if any, on) the Debt Securities of such series and all accrued interest and (subject to Section 307) unpaid interest (including any Additional Interest) therein have been paid in full, and (iii) no amendment shall be made to Section 508 of this Indenture that would impair the rights of the holders of Capital Trust Securities issued by any Issuer Trust provided therein without the prior consent of the holders of each such Capital Trust Security then outstanding unless and until the principal of (and premium, if any, on) the Debt Securities of such series and all accrued and (subject to Section 307) unpaid interest (including any Additional Interest) thereon have been paid in full.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities or any corresponding series of Capital Trust Securities of an Issuer Trust that holds the Debt Securities of any series, or which modifies the rights of the Holders of Debt Securities of such series or holders of such Capital Trust Securities of such corresponding series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series or holders of Capital Trust Securities of any other such corresponding series.

          It shall not be necessary for any Act of Holders of the Debt Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.
The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

          SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

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

          SECTION 906.  REFERENCE IN DEBT SECURITIES TO SUPPLEMENTAL INDENTURES.

          Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series and any appurtenant coupons so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series and any appurtenant coupons.


                                  ARTICLE TEN

                                   COVENANTS

          SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

          The Company covenants and agrees for the benefit of each series of Debt Securities and any appurtenant coupons that it will duly and punctually pay the principal of (and premium, if any) and interest (including any Additional Interest) on the Debt Securities and any appurtenant coupons in accordance with the terms of the Debt Securities, any appurtenant coupons and this Indenture. Any interest due on Bearer Securities on or before Maturity, other than additional amounts, if any, payable as provided in Section 1006 in respect of principal of (or premium, if any, on) such a Debt Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. For all purposes of this Indenture, the exchange of Capital Securities for Debt Securities of any series pursuant to the Indenture shall constitute full payment of principal of the Debt Securities of such series being exchanged on any Capital Exchange Date for Debt Securities of such series, without prejudice to any Holder's rights pursuant to Section 1413.

          SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

          The Company will maintain in each Place of Payment for any series of Debt Securities an office or agency where Debt Securities (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities) may be presented or surrendered for payment, where Debt Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debt Securities and this Indenture may be served. If Debt Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Debt Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Debt Securities of such series pursuant to Section 1006); PROVIDED, HOWEVER, that if the Debt Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange

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

shall so require, the Company will maintain a Paying Agent in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Debt Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices or demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1006) at the place specified for the purpose pursuant to Section 301(5).

          No payment of principal of, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, payment of principal of and any premium and interest denominated in Dollars (including additional amounts payable in respect thereof) on any Bearer Security may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such principal, premium, interest or additional amounts in Dollars at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions and the Trustee receives an Opinion of Counsel that such payment within the United States is legal. Unless otherwise provided as contemplated by Section 301 with respect to any series of Debt Securities, at the option of the Holder of any Bearer Security or related coupon, payment may be made by check in the currency designated for such payment pursuant to the terms of such Bearer Security presented or mailed to an address outside the United States or by transfer to an account in such currency maintained by the payee with a bank located outside the United States.

          The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Debt Securities of one or more series and any appurtenant coupons (subject to the preceding paragraph) may be presented or surrendered for any or all such purposes, and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Debt Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

          SECTION 1003.  MONEY FOR DEBT SECURITIES PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series and any appurtenant coupons, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest (including any Additional Interest) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

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

          Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest (including any Additional Interest) on any of the Debt Securities of such series and any appurtenant coupons, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest (including any Additional Interest) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest (including any Additional Interest), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on Debt Securities of such series and any appurtenant coupons in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series or any appurtenant coupons) in the making of any payment of principal of (and premium, if any) or interest (including any Additional Interest) on the Debt Securities of such series or any appurtenant coupons; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of terminating its obligations under this Indenture with respect to Debt Securities of any series or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any principal and interest received on the Eligible Instruments deposited with the Trustee or any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Debt Security of any series or any appurtenant coupons or any money on deposit with the Trustee or any Paying Agent representing amounts deducted from the Redemption Price or Repayment Price with respect to unmatured coupons not presented upon redemption or exercise of the Holder's option for repayment pursuant to Section 1106 or 1303 and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the

Company) shall be discharged from such trust; and the Holder of such Debt Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (including the principal and interest received on Eligible Instruments deposited with the Trustee), and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, and each Place of Payment or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 1004.  OFFICERS' CERTIFICATE AS TO DEFAULT.

          The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

          SECTION 1005.  WAIVER OF CERTAIN COVENANTS.

          Subject to the rights of holders of Capital Trust Securities specified in Section 902, if any, the Company may omit in any particular instance to comply with any covenant or condition applicable to the Debt Securities of any series unless such covenant or condition is determined pursuant to Section 301 not to be subject to this provision if, before the time for such compliance the Holders of at least a majority in principal amount of all series of the Debt Securities at the time Outstanding to which such covenant or condition applies shall, acting together as a class, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

          SECTION 1006.  PAYMENT OF ADDITIONAL AMOUNTS.

          If the Debt Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Debt Security of any series or any coupon appertaining thereto additional amounts upon the terms and subject to the conditions provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Debt Security of any series or any related coupon or the net proceeds received on the sale or exchange of any Debt Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Debt Securities and this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

          If the Debt Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Debt Securities (or if the Debt Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Debt Securities of that series shall be made to Holders of Debt Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Debt Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Debt Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts, if any, required by the terms of such Debt Securities and the first paragraph of this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

          SECTION 1007.  ADDITIONAL SUMS.

          In the case of the Debt Securities of a series initially issued to an Issuer Trust, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 301, if (i) an Issuer Trust is the Holder of all of the Outstanding Debt Securities of such series, and (ii) a Tax Event has occurred and is continuing in respect of such Issuer Trust, the Company shall pay to such Issuer Trust (and its permitted successors or assigns under the related Trust Agreement) for so long as such Issuer Trust (or its permitted successor or assignee) is the registered holder of the Outstanding Debt Securities of such series, such additional sums as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in such Trust Agreement)) then due and payable by such Issuer Trust on the related Capital Trust Securities and Common Trust Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes arising from such Tax Event; PROVIDED, HOWEVER, that Additional Sums shall not include any withholding taxes arising after the occurrence of a Tax Event and which have been withheld from payments to Holders of Trust Securities and for which Holders are liable (the "Additional Sums"). Whenever in this Indenture or the Debt Securities there is a reference in any context to the payment of principal of or interest on the Debt Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; PROVIDED, HOWEVER, that the deferral of the payment of interest pursuant to Section 313 or the Debt Securities shall not defer the payment of any Additional Sums that may be due and payable.

          SECTION 1008.  ADDITIONAL COVENANTS.

          The Company covenants and agrees with each Holder of Debt Securities of each series that it shall not (x) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank PARI PASSU in all respects with or junior in interest to the Debt Securities of such series (except for partial payments of interest permitted by Section 313), or (y) declare or pay any dividends or distributions, or redeem, purchase, acquire or make a liquidation payment on, any shares of the Company's capital stock (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors, consultants or independent contractors, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable event specified in clause (i),
(ii) or (iii) below, (b) as a result of an exchange, redemption or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any other class or series of the Company's capital stock, or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, (e) any payment by the Company under any Guarantee Agreement, or (f) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks PARI PASSU with or junior to such stock) if at such time (i) there shall have occurred any event (A) of which the Company has actual knowledge that with the giving of notice or the lapse of time, or both, would constitute an Event of Default with respect to the Debt Securities of such series under Sections 501(1), (2), (5) or (6), and (B) which the Company shall not have taken reasonable steps to cure, (ii) if the Debt Securities of such series are held by an Issuer Trust, the Company shall be in default with respect to its payment of any obligations under the Guarantee Agreement relating to the Capital Trust Securities issued by such Issuer Trust, or (iii) the Company shall have given notice of its election to begin an Extension Period with respect to the Debt Securities of such series as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

          The Company also covenants with each Holder of Debt Securities of a series issued to an Issuer Trust (i) to hold, directly or indirectly, 100% of the Common Trust Securities of such Issuer Trust, provided that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Trust Securities, (ii) as holder of such Common Trust Securities, not to voluntarily terminate, wind-up or liquidate such Issuer Trust, other than (a) in connection with a distribution of the Debt Securities of such series to the holders of the related Capital Trust Securities in liquidation of such Issuer Trust, or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement, and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Issuer Trust to continue not to be taxable as a corporation for United States federal income tax purposes.


                                 ARTICLE ELEVEN

                         REDEMPTION OF DEBT SECURITIES

          SECTION 1101.  APPLICABILITY OF ARTICLE.

          Subject to the Company having received the prior approval of the Primary Federal Regulator, if then required under the applicable capital guidelines or policies of the Primary Federal Regulator, Debt Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Debt Securities of any series) in accordance with this Article.

          SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Company to redeem any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and, in the case of Debt Securities of a series held by an Issuer Trust, the Property Trustee under the related Trust Agreement, of such Redemption Date and of the principal amount and the tenor and terms of the Debt Securities of any series to be redeemed; PROVIDED that in the case of any series of Debt Securities initially issued to an Issuer Trust, for so long as such Debt Securities are held by such Issuer Trust, such notice shall be given not less than 45 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement). In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          SECTION 1103.  SELECTION BY TRUSTEE OF DEBT SECURITIES TO BE REDEEMED.

          Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, if less than all the Debt Securities of any series with like tenor and terms are to be redeemed, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series with like tenor and terms not previously called for redemption, by such method as the Trustee shall

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

deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof which is also an authorized denomination) of the principal amount of Registered Securities or Bearer Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for Debt Securities of such series.

          The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security which has been or is to be redeemed.

          SECTION 1104.  NOTICE OF REDEMPTION.

          Notice of redemption shall be given in the manner provided in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed, provided that in the case of any series of Debt Securities initially issued to an Issuer Trust, for so long as such Debt Securities are held by such Issuer Trust, such notice shall be given not less than 45 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement).

          All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest (including any Additional Interest) thereon shall cease to accrue on and after said date,

          (5) the Place or Places of Payment where such Debt Securities, together in the case of Bearer Securities with all coupons, if any, appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

          (6) that Bearer Securities may be surrendered for payment only at such place or places which are outside the United States, except as otherwise provided in Section 1002,

          (7) that the redemption is for a sinking fund, if such is the case, and

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

          (8) the CUSIP number, if any.

          A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

          Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company, or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 1105.  DEPOSIT OF REDEMPTION PRICE.

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money and/or, to the extent the Debt Securities to be redeemed are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of the Debt Securities to be redeemed) will provide money on or prior to the Redemption Date in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (including any Additional Interest) on, all the Debt Securities or portions thereof which are to be redeemed on that date; PROVIDED, HOWEVER, that deposits with respect to Bearer Securities shall be made with a Paying Agent or Paying Agents located outside the United States except as otherwise provided in
Section 1002, unless otherwise specified as contemplated by Section 301.

          SECTION 1106.  DEBT SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, the Debt Securities to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debt Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date; PROVIDED, HOWEVER, that installments of interest (including any Additional Interest) on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 1002), and PROVIDED FURTHER, that installments of interest (including any Additional Interest) on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Securities, registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

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

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; PROVIDED, HOWEVER, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in
Section 1002.

          If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

          SECTION 1107.  DEBT SECURITIES REDEEMED IN PART.

          Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Registered Security or Registered Securities of the same series and of like tenor and terms, of any authorized denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered.

          SECTION 1108. RIGHT OF REDEMPTION OF DEBT SECURITIES INITIALLY ISSUED TO AN ISSUER TRUST.

          In the case of the Debt Securities of a series initially issued to an Issuer Trust, except as otherwise specified as contemplated by Section 301, the Company, at its option, may redeem such Debt Securities (i) on or after the date specified in such Debt Security, in whole at any time or in part from time to time, or (ii) upon the occurrence and during the continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event, at any time within 90 days following the occurrence and during the continuation of such Tax Event, Investment Company Event or Capital Treatment Event, in whole (but not in part), in each case at a Redemption Price specified in such Debt Security, together with accrued interest (including any Additional Interest) to, but excluding, the Redemption Date.

          If less than all the Debt Securities of any such series are to be redeemed, the aggregate principal amount of such Debt Securities remaining Outstanding after giving effect to such redemption shall be sufficient to satisfy any provisions of the Trust Agreement related to the Issuer Trust to which such Debt Securities were issued, including any requirement in such

Trust Agreement as to the minimum Liquidation Amount (as defined in such Trust Agreement) of Capital Trust Securities that may be held by a holder of Capital Trust Securities thereunder.

                                 ARTICLE TWELVE

                                 SINKING FUNDS

          SECTION 1201.  APPLICABILITY OF ARTICLE.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 301 for Debt Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the term of Debt Securities of any series is herein referred to an "optional sinking fund payment". If provided for by the terms of Debt Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

          SECTION 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH DEBT SECURITIES.

          The Company (1) may deliver Outstanding Debt Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (2) may apply as a credit Debt Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series; PROVIDED that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Debt Securities in lieu of cash payments pursuant to this Section 1202, the principal amount of Debt Securities to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Debt Securities for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, PROVIDED, HOWEVER, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Debt Securities purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

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

          SECTION 1203.  REDEMPTION OF DEBT SECURITIES FOR SINKING FUND.

          Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash, the portion thereof, if any, which is to be satisfied by crediting Debt Securities of that series pursuant to Section 1202 and the basis for any such credit and, prior to or concurrently with the delivery of such Officers' Certificate, will also deliver to the Trustee any Debt Securities to be so credited and not theretofore delivered to the Trustee. Not less than 30 days (unless a shorter period shall be satisfactory to the Trustee) before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 1104. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

          SECTION 1301.  APPLICABILITY OF ARTICLE.

          Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 301 for Debt Securities of such series) in accordance with this Article.

          SECTION 1302.  REPAYMENT OF DEBT SECURITIES.

          Each Debt Security which is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 301.

          SECTION 1303.  EXERCISE OF OPTION; NOTICE.

          Each Holder desiring to exercise such Holder's option for repayment shall, as conditions to such repayment, surrender the Debt Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 30 nor more than 45 days prior to the Repayment Date; PROVIDED, HOWEVER, that surrender of Bearer Securities together with written notice of exercise of such option shall be made at an office or agency located outside the United States except as otherwise provided in Section 1002. Such notice, which shall be irrevocable, shall specify the principal amount of such Debt Security to be repaid, which shall be equal to the minimum authorized denomination for such Debt Security or an integral multiple thereof, and shall identify the Debt Security to be repaid and, in the case of a partial repayment of the Debt Security, shall specify the denomination or

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

denominations of the Debt Security or Debt Securities of the same series to be issued to the Holder for the portion of the principal of the Debt Security surrendered which is not to be repaid.

          If any Bearer Security surrendered for repayment shall not be accompanied by all unmatured coupons and all matured coupons in default, such Bearer Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; PROVIDED, HOWEVER, that interest represented by coupons shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 1002.

          The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Securities of the same series, of any authorized denomination specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

          The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Bearer Security so surrendered a new Registered Security or Securities or new Bearer Security or Securities (and all appurtenant unmatured coupons and matured coupons in default) or any combination thereof of the same series of any authorized denomination or denominations specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Debt Security so surrendered which is not to be paid; PROVIDED, HOWEVER, that the issuance of a Registered Security therefor shall be subject to applicable laws and regulations, including provisions of the United States Federal income tax laws and regulations in effect at the time of the exchange; neither the Company, the Trustee nor the Security Registrar shall issue Registered Securities for Bearer Securities if it has received an Opinion of Counsel that as a result of such issuance the Company would suffer adverse consequences under the United States Federal income tax laws then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such issuances thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Security Registrar.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Debt Securities shall relate, in the case of any Debt Security repaid or to be repaid only in part, to the portion of the principal of such Debt Security which has been or is to be repaid.

          SECTION 1304.  ELECTION OF REPAYMENT BY REMARKETING ENTITIES.

          The Company may elect, with respect to Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any

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

Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Price, Debt Securities of such series from the Holders thereof who give notice and surrender their Debt Securities in accordance with Section 1303.

          SECTION 1305.  SECURITIES PAYABLE ON THE REPAYMENT DATE.

          Notice of exercise of the option of repayment having been given and the Debt Securities so to be repaid having been surrendered as aforesaid, such Debt Securities shall, unless purchased in accordance with Section 1304, on the Repayment Date become due and payable at the price therein specified and from and after the Repayment Date such Debt Securities shall cease to bear interest and shall be paid on the Repayment Date, and the coupons for such interest appertaining to Bearer Securities so to be repaid, except to the extent provided above, shall be void, unless the Company shall default in the payment of such price in which case the Company shall continue to be obligated for the principal amount of such Debt Securities and shall be obligated to pay interest on such principal amount at the rate borne by such Debt Securities from time to time until payment in full of such principal amount.


                                ARTICLE FOURTEEN

               EXCHANGE OF CAPITAL SECURITIES FOR DEBT SECURITIES

          SECTION 1401.  APPLICABILITY OF ARTICLE.

          If an Officers' Certificate or supplemental indenture pursuant to
Section 301 provides for the exchange of Capital Securities for Debt Securities of any series at the election of the Company or otherwise, Debt Securities of such series shall be exchanged for Capital Securities in accordance with their terms and (except as otherwise specified in such Officers' Certificate or supplemental indenture) in accordance with this Article.

          SECTION 1402. EXCHANGE OF CAPITAL SECURITIES FOR DEBT SECURITIES AT STATED MATURITY.

          At the Stated Maturity of Debt Securities of any series which may be exchanged, subject to prepayment prior to such Stated Maturity on the Capital Exchange Date selected by the Company for Debt Securities of such series, as described below, early exchange pursuant to Section 1403 or payment in cash pursuant to Section 502, 1416 or 1417, the Company shall exchange Capital Securities with a Market Value equal to the principal amount of the Outstanding Debt Securities of such series for the Debt Securities of such series in whole.

          The Company shall give notice in the manner provided in Section 106 to Holders of the Debt Securities of any series to be exchanged, the Trustee and the Capital Exchange Agent as to the type of Capital Securities to be exchanged for the Debt Securities of such series on the Capital Exchange Date for Debt Securities of such series. Such notice shall include a form of Capital Security Election Form substantially as set forth in Section 1409, shall make the statements and contain the information included in Section 1404(a), and shall be given no less than 90 days prior to

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

the Stated Maturity of such Debt Securities. Notice of such Capital Exchange Date, together with the amount of Capital Securities being exchanged for each $1,000 principal amount of Debt Securities of such series, or the minimum denomination of the Debt Securities of such series, if larger, shall also be given by the Company in the manner required by Section 1404(b) not less than three Business Days prior to such Capital Exchange Date.

          The Capital Exchange Date for any prepayment of Debt Securities of each series may be selected by the Company to be any date between a date 60 days prior to the Stated Maturity of such Debt Securities and such Stated Maturity, inclusive, and to be the date of the closing of the Secondary Offering for Debt Securities of such series. In the event the Company fails to effect such Secondary Offering, the Capital Exchange Date will be the Stated Maturity of the Debt Securities of such series. Notice of each such Capital Exchange Date, together with the amount of Capital Securities being exchanged for each $1,000 principal amount of Debt Securities of such series, or the minimum denomination of the Debt Securities of such series, if larger, shall also be given by the Company in the manner required by Section 1404(b) not less than three Business Days prior to such Capital Exchange Date.

          The Company will effect each Secondary Offering such that the closing of the Secondary Offering will occur on the Capital Exchange Date.

          SECTION 1403. RIGHT OF EARLY EXCHANGE OF CAPITAL SECURITIES FOR DEBT SECURITIES.

          The Debt Securities of any series to be exchanged may be exchanged at the election of the Company, as a whole or from time to time in part, prior to the Stated Maturity thereof for Capital Securities with a Market Value equal to the principal amount of such Debt Securities on any early Capital Exchange Date, together with accrued interest to such Capital Exchange Date.

          The Company shall give notice in the manner provided in Section 106 to Holders of the Debt Securities of any series to be exchanged, the Trustee and the Capital Exchange Agent not less than 90 days nor more than 120 days prior to any early Capital Exchange Date for Debt Securities of such series, which notice shall include a form of Capital Security Election Form substantially as set forth in Section 1409 and make the statements and contain the information included in Section 1404(a). Notice of each such early Capital Exchange Date, together with the amount of Capital Securities being exchanged for each $1,000 principal amount of Debt Securities of such series, or the minimum denomination of such series, if larger, shall also be given by the Company in the manner required by Section 1404(b) not less than three Business Days prior to such early Capital Exchange Date.

          The Company may at its option accelerate any such Capital Exchange Date within the 60-day period prior to such Capital Exchange Date by giving notice of such accelerated Capital Exchange Date, together with the amount of Capital Securities being exchanged for each $1,000 principal amount of Debt Securities of such series, or the minimum denomination of such series, if larger, in the manner required by Section 1404(b) not less than three Business Days prior to such accelerated Capital Exchange Date.

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

          The Company will effect each Secondary Offering such that the closing of such Secondary Offering will occur on the Capital Exchange Date.

          SECTION 1404.  NOTICES OF EXCHANGE.

          (a) All notices of exchange subject to this paragraph shall state:

          (1) the type of Capital Securities to be exchanged for the Debt Securities of such series on the Capital Exchange Date for Debt Securities of such series;

          (2) the proposed Capital Exchange Date;

          (3) that each Holder of Debt Securities of such series being exchanged will receive on such Capital Exchange Date accrued and unpaid interest in cash and may elect to receive on such Capital Exchange Date Capital Securities with a Market Value equal to the principal amount of the Debt Securities of such series owned by such Holder and that, in the absence of any such election by the Holder, such Holder will be deemed to have received on such Capital Exchange Date Capital Securities having such Market Value and to have elected to have such Capital Securities sold for such Holder by the Company in the related Secondary Offering for cash proceeds to such Holder on such Capital Exchange Date equal to the aggregate principal amount of all Debt Securities of such series being exchanged owned by such Holder;

          (4) that on such Capital Exchange Date the Capital Exchange Price will become due and payable upon each such Debt Security to be exchanged and that interest thereon will cease to accrue on and after said date;

          (5) if less than all the Outstanding Debt Securities of any series are to be exchanged, the identification and principal amount of the particular Debt Securities to be exchanged;

          (6) that each Holder for whom Capital Securities are being offered in the Secondary Offering shall be deemed to have appointed the Company its attorney-in-fact to execute any and all documents and agreements the Company deems necessary or appropriate to effect such Secondary Offering;

          (7) (A) that the Company will assume, unless advised to the contrary in writing within 30 days after the date of notice of exchange, that the Capital Securities are to be offered for the account of the Holder, that such Holder has not held any position, office or other material relationship with the Company within three years preceding the Secondary Offering, that the Holder owns no other Capital Securities, and that after completion of the Secondary Offering the Holder will own less than one percent of the class of such Capital Securities, and (B) that if any of these assumptions is not correct, the Holder shall promptly so advise the Company;

          (8) the Place or Places of Capital Exchange;

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

          (9) that Bearer Securities may be surrendered for payment or exchange only at a Place or Places of Capital Exchange which are outside the United States, except as otherwise provided in Section 1002; and

          (10) the CUSIP number, if any.

          (b) Each notice of exchange subject to this paragraph shall be given in the manner provided in Section 106 to each Holder of Debt Securities to be exchanged, and the Company shall forthwith give such notice by telephone to the Trustee and the Capital Exchange Agent, promptly confirmed in writing.

          (c) (1) Except as may otherwise be specified pursuant to Section 301 for Debt Securities of any series, if less than all the Debt Securities of any series are to be exchanged, the Company shall at least 135 days prior to the related Capital Exchange Date (unless a shorter period shall be satisfactory to the Trustee) notify the Trustee of such Capital Exchange Date and of the principal amount of Debt Securities of such series to be exchanged and the particular Debt Securities to be exchanged shall be selected not more than 135 days prior to the related Capital Exchange Date by the Trustee, from the Outstanding Debt Securities of such series not previously exchanged, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for exchange of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof) of the principal amount of Registered or Bearer Securities of such series of a denomination larger than the minimum authorized denomination for Debt Securities of such series.

          In any case where Debt Securities of such series are registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Debt Security of such series.

          (2) The Trustee shall promptly notify the Company in writing of the Debt Securities selected for exchange and, in the case of any Debt Securities selected for partial exchange, the principal amount thereof to be exchanged.

          (3) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the exchange of Debt Securities shall relate, in the case of any Debt Securities exchanged or to be exchanged only in part, to the portion of the principal amount of such Debt Security which has been or is to be exchanged.

          SECTION 1405. RIGHTS AND DUTIES OF HOLDERS OF DEBT SECURITIES TO BE EXCHANGED FOR CAPITAL SECURITIES.

          (a) Subject to Section 503, and without prejudice to the rights pursuant to Section 1413 of Holders of Debt Securities of any series to be exchanged, no Holder of Debt Securities of such series shall be entitled to receive any cash from the Company on any Capital Exchange Date or at the Stated Maturity of any Debt Security of such series except from the proceeds of the sale of such Holder's Capital Securities in the related Secondary Offering and

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

except as provided herein with respect to fractional Capital Securities, amounts equal to expenses of the sale in the related Secondary Offering of such Capital Securities, accrued and unpaid interest and acceleration upon an Event of Default. In the event that the Company does not effect such Secondary Offering, such Holder will receive Capital Securities with a Market Value equal to the principal amount of Debt Securities of such series owned by such Holder which are subject to such exchange and not cash other than in lieu of any fractional Capital Securities and for accrued and unpaid interest, without prejudice to such Holder's rights pursuant to Section 1413.

          (b) Each Holder for whom Capital Securities are being offered in the Secondary Offering shall be deemed to have appointed the Company its attorney-in-fact to execute any and all documents and agreements the Company deems necessary or appropriate to effect such Secondary Offering.

          (c) Unless advised to the contrary in writing within 30 days following the date of the notice described in Section 1404(a) by any Holder for whom Capital Securities are being offered in the Secondary Offering, the Company shall assume for the purposes of any Secondary Offering that the Capital Securities are to be offered for the account of such Holder, that such Holder has not held any position, office or other material relationship with the Company within three years preceding the Secondary Offering, that such Holder owns no other Capital Securities, and that after completion of the Secondary Offering such Holder will own less than one percent of the class of such Capital Securities.

          (d) Each Holder for whom Capital Securities are being offered in the Secondary Offering agrees to indemnify and hold harmless the Company, any other Holder, and any underwriter, agent or other similar person from and against any and all losses, claims, damages and liabilities resulting from or based upon any untrue statement or alleged untrue statement of any material fact contained in any notice of exchange, any offering memorandum or selling document or registration statement relating to the Secondary Offering, any preliminary prospectus or prospectus contained therein, or any amendment thereof or supplement thereto, or resulting from or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement, alleged untrue statement, omission or alleged omission is made therein (i) in reliance upon and in conformity with any written information furnished to the Company by or on behalf of any such Holder specifically for use in connection with the preparation thereof or (ii) because of such Holder's failure to advise the Company in writing that any of the assumptions described in Section 1404(a)(7)(A) and Subsection (c) of this Section is incorrect.

          (e) In order for any Holder who has duly returned a Capital Security Election Form to receive Capital Securities on any Capital Exchange Date for any Debt Security of any series, (1) the Holder of any Registered Security to be exchanged shall surrender such Debt Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder of any Registered Security or his attorney duly authorized in writing) to the Capital Exchange Agent on the Capital Exchange Date, and (2) the Holder of any Bearer Security to be exchanged shall surrender such Debt Security and all unmatured coupons and all matured coupons in default with the Capital Security Election Form at a Place of Capital Exchange outside the United States designated

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

pursuant to Section 1404(a)(8) except as otherwise provided in Section 1002. If the Holder of a Bearer Security is unable to produce any such Debt Security or coupons, the surrender of such Debt Security or coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Capital Exchange Agent harmless in respect of such Debt Security or coupons. Except as provided in Section 307, no payment or adjustment shall be made upon any exchange on account of any interest accrued on any Debt Securities surrendered for exchange or on account of any dividends or interest on the Capital Securities issued upon exchange.

          (f) Debt Securities of any series to be exchanged shall be deemed to have been exchanged on the Capital Exchange Date therefor in accordance with the foregoing provisions, and at such time the rights of the Holders of such Debt Securities as Holders shall cease (subject to the provisions of Section 307 and without prejudice to the rights of Holders of Debt Securities of such series pursuant to Section 1413), and the Person or Persons entitled to receive the Capital Securities issuable upon such exchange shall be treated for all purposes as the record holder or holders of such Capital Securities at such time.

          SECTION 1406.  ELECTION TO EXCHANGE.

          The election of the Company to exchange Capital Securities for Debt Securities pursuant to Section 1403 shall be evidenced by a Board Resolution.

          SECTION 1407.  DEPOSIT OF CAPITAL EXCHANGE PRICE.

          On any Capital Exchange Date for Debt Securities of any series which may be exchanged, the Company shall deposit with the Trustee or with a Capital Exchange Agent in the Borough of Manhattan, The City of New York (or, if the Company is acting as Capital Exchange Agent, segregate and hold in trust as provided in Section 1003) Capital Securities and an amount of money which together are sufficient to pay the Capital Exchange Price of, and (except if such Capital Exchange Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities of such series or portions thereof which are to be exchanged on that date; PROVIDED, HOWEVER, that deposits with respect to Bearer Securities shall be made with a Capital Exchange Agent or Capital Exchange Agents located outside the United States except as otherwise provided in Section 1002, unless otherwise specified as contemplated by Section 301.

          SECTION 1408. DEBT SECURITIES DUE ON CAPITAL EXCHANGE DATE; DEBT SECURITIES EXCHANGED IN PART.

          Notice of exchange having been given as aforesaid, the Debt Securities of any series so to be exchanged shall, on the Capital Exchange Date for such Debt Securities, become due and payable at the Capital Exchange Price therein specified, and from and after such date (unless the Company shall default in the payment of the Capital Exchange Price and accrued interest) Debt Securities of such series to be exchanged shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities to be exchanged, except to the extent provided below, shall be void. Upon surrender of any Debt Security of such series for exchange in accordance with said notice, such Debt Security shall be paid by the Company at the Capital Exchange Price,

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

together with accrued interest to the Capital Exchange Date; PROVIDED, HOWEVER, that if such Capital Exchange Date is an Interest Payment Date, the interest payable on such date shall be paid to the Holder of Debt Securities of such series according to the terms of the Debt Securities of such series and the provisions of Section 307; and PROVIDED FURTHER, that exchanges of Bearer Securities shall be made only and installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Capital Exchange Date shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 1002 and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those Bearer Securities and coupons.

          If any Bearer Security surrendered for exchange shall not be accompanied by all unmatured coupons and all matured coupons in default, such Bearer Security may be paid after deducting from the Capital Exchange Price an amount equal to the face amount of all missing coupons, or the surrender of such missing coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Capital Exchange Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or Capital Exchange Agent any such missing coupon in respect of which a deduction shall have been made from the Capital Exchange Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; PROVIDED, HOWEVER, that interest on Bearer Securities shall be payable only at an office or agency located outside of the United States except as otherwise provided in Section 1002.

          If any Debt Security of any series called for exchange shall not be so paid or exchanged upon surrender thereof for exchange, the principal shall, until paid, bear interest from such Capital Exchange Date at the rate or rates prescribed therefor in such Debt Security; PROVIDED, HOWEVER, that in the case of Bearer Securities, any such principal and interest thereon shall be paid at an office or agency located outside the United States except as otherwise provided in Section 1002.

          Any Registered Security which is to be exchanged only in part shall be surrendered as provided herein (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder or his attorney duly authorized in writing) and the Company shall execute, the Trustee shall authenticate and there shall be delivered to the Holder of such Debt Security without service charge a new Registered Security or Securities of the same series, of any authorized denomination or denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unexchanged portion of principal of the Debt Security so surrendered.

          Any Bearer Security which is to be exchanged only in part shall be surrendered as provided herein and the Company shall execute, the Trustee shall authenticate and there shall be delivered to the Holder of such Debt Security without service charge a new Registered Security or Securities or new Bearer Security or Securities (and all appurtenant unmatured coupons and coupons in default) or any combination thereof of the same series, of any surrendered denomination or denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unexchanged portion of principal of the Debt Security so surrendered; PROVIDED, HOWEVER, the issuance of a Registered Security therefor shall be subject to applicable laws and regulations, including provisions of the United States federal income tax laws and regulations in effect at the time of the exchange; neither the Company, the Trustee nor the Security Registrar shall issue Registered Securities in exchange for Bearer Securities if it has received an Opinion of Counsel that as a result of such exchanges the Company would suffer adverse consequences under the United States Federal income tax laws then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges thereafter unless and until the Company delivers to the Trustee a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Orders to the Security Registrar.

          SECTION 1409.  FORM OF CAPITAL SECURITY ELECTION FORM.

          The form of Capital Security Election Form shall be substantially as follows with such additions, deletions or changes thereto as may be approved by the Company:

                         CAPITAL SECURITY ELECTION FORM

To:  [Insert Names and Addresses
     of Capital Exchange Agents]

          The undersigned Holder of [insert title of Debt Security] ("Debt Securities") of Wells Fargo & Company hereby elects to receive on the Capital Exchange Date determined pursuant to the Indenture dated as of August 30, 1999, ("Indenture"), between Wells Fargo & Company and The First National Bank of Chicago, as Trustee, and referred to in the notice of exchange published or delivered to the undersigned with this Capital Security Election Form, Capital Securities of Wells Fargo & Company with a Market Value equal to the principal amount of the Debt Securities being exchanged owned by the undersigned Holder and, in the case of Bearer Securities, delivered herewith together with all coupons appertaining thereto. Unless this Capital Security Election Form together with, in the case of Bearer Securities, such Bearer Securities and coupons, is received by any Capital Exchange Agent named above at an address shown above on or prior to ______________________________, the Holder will be deemed to have elected to participate in the sale of the Holder's Capital Securities in the Secondary Offering and will receive cash on the Capital Exchange Date in an amount equal to the principal amount of all Debt Securities being exchanged owned by the Holder. All terms used herein and not otherwise defined herein shall have the meanings specified in the Indenture.


Dated ______________________
                                    _______________________________________
                                                   Name of Holder


          SECTION 1410.  FRACTIONAL CAPITAL SECURITIES.

          No fractional Capital Securities shall be issued upon exchange for any Debt Securities. If more than one Debt Security of any series shall be surrendered for exchange at one time by the same Holder, the amount of all Capital Securities which shall be issuable upon exchange thereof shall be computed on the basis of the aggregate principal amount of Debt Securities of such series so surrendered. In lieu of issuing any fractional Capital Security, the

Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Market Value of the Capital Security.

          SECTION 1411.  COMPANY TO OBTAIN GOVERNMENTAL AND REGULATORY
APPROVALS.

          The Company covenants that if any Capital Securities required to be exchanged for Debt Securities hereunder require registration with or approval of any governmental authority under any federal or state law, or any national securities exchange, before such Capital Securities may be issued, the Company will in good faith and as expeditiously as possible endeavor to cause such Capital Securities to be duly registered or approved, as the case may be; PROVIDED, HOWEVER, that nothing in this Section shall be deemed to affect in any way the obligation of the Company to exchange Capital Securities for Debt Securities as provided in this Article.

          SECTION 1412.  TAXES ON EXCHANGE.

          The Company will pay any and all transfer, stamp or similar taxes that may be payable in respect of the issue or delivery of Capital Securities in exchange for Debt Securities pursuant hereto.

          SECTION 1413.  COVENANTS AS TO CAPITAL SECURITIES AND SECONDARY
OFFERING.

          (a) The Company covenants that it will issue, or cause to be issued, Capital Securities of the type, in the amounts and at the times required by this Indenture.

          (b) The Company covenants that all Capital Securities which may be issued in exchange for Debt Securities will upon issuance be duly and validly issued and, if applicable, fully paid and nonassessable.

          (c) The Company unconditionally undertakes to sell Capital Securities in each Secondary Offering (and to bear all expenses of each Secondary Offering, including underwriting discounts and commissions) at the times and in the manner required by this Indenture unless all Holders have duly elected to receive Capital Securities on the related Capital Exchange Date.

          (d) The Company agrees to indemnify and hold harmless in connection with any Secondary Offering any Holder for the account of whom Capital Securities are being offered and sold from and against any and all losses, claims, damages and liabilities resulting from or based upon any untrue statement or alleged untrue statement of any material fact contained in any notice of exchange, any offering memorandum or selling document or registration statement relating to the Secondary Offering, any preliminary prospectus or prospectus contained therein, or any amendment thereof or supplement thereto, or resulting from or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or resulting from the Company's failure to comply with
Section 1411; PROVIDED, HOWEVER, the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement, alleged untrue statement, omission or alleged omission made therein (i) in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for use in connection with the preparation thereof or (ii) because of such Holder's failure to advise the Company in writing that any of the assumptions described in Section 1404(a)(7)(A) is incorrect. In connection with any Secondary Offering, the Company agrees to obtain appropriate indemnification of any Holder for the account of whom Capital Securities are being offered and sold in any Secondary Offering from any underwriter, agent or other similar person.

          SECTION 1414. PROVISION IN CASE OF CONSOLIDATION, MERGER OR TRANSFER OF ASSETS.

          In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in case of any conveyance or transfer of the properties and assets of the Company substantially as an entirety, the corporation formed by such consideration or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Debt Security then Outstanding shall have the right thereafter to receive securities of such successor on the Capital Exchange Date for such Debt Security with a Market Value equal to the principal amount of such Debt Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances or transfers.

          SECTION 1415.  TRUSTEE NOT RESPONSIBLE.

          The Trustee shall not at any time be under any duty or responsibility to any Holder of Debt Securities of any series to be exchanged to determine the Market Value of any Capital Securities delivered in exchange for Debt Securities of such series and may rely on and shall be entitled to receive prior to any Capital Exchange Date for Debt Securities of such series an Officers' Certificate of the Company as to the Market Value of the Capital Securities being exchanged for the Debt Securities of such series and the amount of Capital Securities being exchanged for each $1,000 principal amount of Debt Securities of such series or the minimum denomination of such series, if larger, and that such Capital Securities qualify as Capital Securities under the definition thereof contained herein. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Capital Securities which may at any time be issued or delivered in exchange for any Debt Security; and the Trustee does not make any representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any Capital Securities or Capital Security certificates or other securities or property upon the surrender of any Debt Security for the purpose of exchange or to comply with any of the covenants of the Company contained in this Article.

          SECTION 1416. REVOCATION OF OBLIGATION TO EXCHANGE CAPITAL SECURITIES FOR DEBT SECURITIES.

          The Company's obligations to exchange Capital Securities for Debt Securities of any series as provided in Section 1402 is absolute and unconditional; PROVIDED, HOWEVER, that such obligation may be revoked at the option of the Company at any time on not less than 60 days' prior notice given in the manner provided in Section 106 to the Holders of Debt Securities of such series, the Trustee and the Capital Exchange Agent, if the Company shall determine that under regulations then in effect of the Company's Primary Federal Regulator either the Debt Securities are no longer includable as capital or it is no longer necessary for the Company to be obligated to exchange Capital Securities for Debt Securities in order for the Debt Securities to maintain the same capital treatment as they are then receiving under the regulations or if approval of the Primary Federal Regulator is obtained for such revocation.

          In the event such obligation is revoked

          (a) the Company will pay the Debt Securities of such series in cash at 100% of the principal amount thereof on the Stated Maturity thereof, and

          (b) the Company may, at any time on or after a date selected by the Company, on not less than 60 days' prior notice given in the manner provided in
Section 106 to the Holders of Debt Securities of such series and the Trustee, redeem the Debt Securities of such series, in whole or in part, for cash at 100% of the principal amount thereof, plus accrued interest to the Redemption Date.

          SECTION 1417.  OPTIONAL SECURITIES FUNDS.

          (a) (1) With respect to Debt Securities of any series for which an Officers' Certificate or supplemental indenture pursuant to Section 301 provides that the Debt Securities of such series are exchangeable for Capital Securities, the Company may elect to establish a fund (referred to herein as the "Optional Securities Funds") to which funds may at any time be designated by the Company as provided in Section 1502 as if such Optional Securities Funds were Securities Funds (as defined in Article Fifteen) to be used to pay the principal of the Debt Securities of such series.

          (2) Notwithstanding any provisions to the contrary contained in this Indenture or in the Debt Securities of any series, neither funds designated as Optional Securities Funds nor any other property from time to time held as Optional Securities Funds shall be deemed to be for any purpose property of the Holders or trust funds for the benefit of the Holders, and the Optional Securities Funds shall not constitute security for the payment of the Debt Securities.

          (b) In lieu of, or in addition to, any exchange of Capital Securities for Debt Securities of any series which may be made in accordance with the provisions of Sections 1402 and 1403, the Company may elect to redeem the Debt Securities of such series in accordance with the provisions of Section 1106 and the terms of the Debt Securities of each series, in whole or in part, by paying the principal of such Debt Securities with funds designated as Optional Securities Funds at a price equal to the percentage of the principal amount established in the terms of the Debt Securities of such series on the Redemption Date of the Debt Securities to be so redeemed, and (except if such Redemption Date shall be an Interest Payment Date) by paying accrued interest on such Debt Securities. If such Redemption Date is an Interest Payment Date, the interest payable on such date shall be paid to the Holder of Debt Securities of such series according to the terms of the Debt Securities of such series and the provisions of Section 307.

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

          (c) The Company shall give notice of such proposed redemption in the manner provided in Section 106 to the Holders of the Debt Securities of such series within the time prescribed for the giving of the initial notice in
Section 1402 or 1403, depending upon the Redemption Date selected by the Company. Such notice shall state the Redemption Date and the place or places where the Debt Securities of the series to be paid are to be surrendered for payment; PROVIDED, HOWEVER, if such redemption is of less than all of the Debt Securities of such series and is to be made on a Capital Exchange Date specified in accordance with Section 1402 or 1403, then such notice may be incorporated into any initial notice of such Capital Exchange Date and PROVIDED that no notice of any redemption may be given unless there are sufficient Optional Securities Funds to pay the principal amount of the Debt Securities to be redeemed.

          (d) If less than all the Debt Securities of any series are to be so redeemed, then Sections 1404(c) and 1408 shall apply to the redemption in the same manner as if such Debt Securities were to be exchanged for Capital Securities.

          (e) Funds designated as Optional Securities Funds shall be released from such designation under the circumstances described in Section 1503.


                                ARTICLE FIFTEEN

                                SECURITIES FUNDS

          SECTION 1501.  CREATION OF SECURITIES FUNDS.

          A fund (the "Securities Funds") will be established when specified in an Officers' Certificate or supplemental indenture pursuant to Section 301 for the Debt Securities of any series pursuant to which funds may be designated by the Company as provided in Section 1502, to be used to pay the principal of the Debt Securities of that series.

          Notwithstanding any provision to the contrary contained in this Indenture or in the Debt Securities of any series, neither funds designated as Securities Funds nor any other property from time to time held as Securities Funds shall be deemed to be for any purpose property of the Holders or trust funds for the benefit of the Holders, and the Securities Funds shall not constitute security for the payment of the Debt Securities.

          SECTION 1502.  DESIGNATIONS OF SECURITIES FUNDS.

          The Securities Funds will consist of amounts equal to (i) the net proceeds of the sale of Capital Securities for cash from time to time after the date of initial issuance of the Debt Securities of any series for which funds may be designated by the Company as provided in this Section, and (ii) the market value, as determined by the Company, of Capital Securities sold from time to time after the date of initial issuance of the Debt Securities of such series in exchange for other property, less the expenses to effect any such exchanges, and (iii) other funds which the regulations of the Primary Federal Regulator then permit for the payment of principal of "mandatory convertible securities (equity commitment notes)" as defined in such regulations;

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

PROVIDED that (x) the Company has designated such amounts as Securities Funds on its books and records in the manner required by the Primary Federal Regulator, and (y) there shall be deducted from the Securities Funds an amount equal to the amount of any funds used to redeem or repay the Debt Securities of such series for which Securities Funds are required to be designated or any similar securities.

          SECTION 1503.  COVENANT OF THE COMPANY TO OBTAIN SECURITIES FUNDS.

          Notwithstanding anything else contained herein, the Company hereby covenants and agrees that with regard to the Debt Securities of any series which by its terms requires the designation of Securities Funds (i) by the Interest Payment Date which occurs on or next preceding the date when one-third of the period from the date of issuance of the Debt Securities of such series to their Stated Maturity has elapsed, it will have obtained Securities Funds in an amount that will equal at least one-third of the original aggregate principal amount of the Debt Securities of such series (or such lesser amount as the Primary Federal Regulator may permit from time to time) and will have prepared and delivered to the Trustee an Officers' Certificate to the foregoing effect, (ii) by the Interest Payment Date which occurs on or next preceding the date when two-thirds of the period from the date of issuance of the Debt Securities of such series to their Stated Maturity has elapsed, it will have obtained Securities Funds in an amount that will equal at least two-thirds of the original aggregate principal amount of the Debt Securities of such series (or such lesser amount as the Primary Federal Regulator may permit from time to time) and will have prepared and delivered to the Trustee an Officers' Certificate to the foregoing effect, and (iii) by 60 days prior to the Stated Maturity of the Debt Securities of such series, it will have obtained Securities Funds in an amount that will equal not less than the original aggregate principal amount of the Debt Securities of such series (or such lesser amount as the Primary Federal Regulator may permit from time to time) and will have prepared and delivered to the Trustee an Officers' Certificate to the foregoing effect; PROVIDED, HOWEVER, that such covenant and agreement of the Company shall be cancelled and amounts theretofore designated as Securities Funds will be released from such designation in the event and to the extent that the Company shall determine that under the regulations of the Company's Primary Federal Regulator either the Debt Securities are no longer includable as capital or it is no longer necessary for the Company to be obligated to pay the principal of the Debt Securities out of Securities Funds in order for the Debt Securities to maintain the same capital treatment as they are then receiving under such regulations, in the event and to the extent that approval of the Primary Federal Regulator is obtained for such cancellation and release or in the event and to the extent that the Company shall have exchanged or redeemed such Debt Securities pursuant to the terms of such Debt Securities of such series from a source other than amounts designated as Securities Funds.

                                ARTICLE SIXTEEN

                     MEETINGS OF HOLDERS OF DEBT SECURITIES

          SECTION 1601.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

          If Debt Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Debt Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Debt Securities of such series.

          SECTION 1602.  CALL, NOTICE AND PLACE OF MEETINGS.

          (a) The Trustee may at any time call a meeting of Holders of Debt Securities of any series issuable as Bearer Securities for any purpose specified in Section 1601, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Debt Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Debt Securities of any series shall have requested the Trustee to call a meeting of the Holders of Debt Securities of such series for any purpose specified in
Section 1601, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Debt Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

          SECTION 1603.  PERSONS ENTITLED TO VOTE AT MEETINGS.

          To be entitled to vote at any meeting of Holders of Debt Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Debt Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Debt Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Debt Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

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

          SECTION 1604.  QUORUM; ACTION.

          The Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of a series shall constitute a quorum for a meeting of Holders of Debt Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Debt Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of this reconvening of any adjourned meeting shall be given as provided in Section 1602(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Debt Securities of such series which shall constitute a quorum.

          Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of majority in principal amount of the Outstanding Debt Securities of that series, PROVIDED HOWEVER, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Debt Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Debt Securities of that series.

          Any resolution passed or decision taken at any meeting of Holders of Debt Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Debt Securities of such series and the related coupons, whether or not present or represented at the meeting.

          SECTION 1605. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

          (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debt Securities of such series in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Debt Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or, in the case of Bearer Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 104 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by Holders of Debt Securities as provided in Section 1602(b), in which case the Company or the Holders of Debt Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Debt Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in ECU, any other composite currency or a Foreign Currency) of Debt Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairperson of the meeting not to be Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Debt Security of such series or proxy.

          (d) Any meeting of Holders of Debt Securities of any series duly called pursuant to Section 1602 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

          SECTION 1606.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

          The vote upon any resolution submitted to any meeting of Holders of Debt Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Debt Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Debt Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Debt Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1602 and, if applicable, Section 1601. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                               ARTICLE SEVENTEEN

                                   DEFEASANCE

          SECTION 1701.  TERMINATION OF COMPANY'S OBLIGATIONS.

          If this Section 1701 is specified, as contemplated by Section 301, to be applicable to any series of Debt Securities and if the Company deposits irrevocably in trust with the Trustee money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of such Debt Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest (including any Additional Interest) when due on the Debt Securities of such series and any coupons appertaining thereto and any mandatory sinking fund, repayment or analogous payments thereon on the scheduled due dates therefor at the Stated Maturity thereof, the Company's obligations under any covenant determined pursuant to Section 301 to be subject to this Section shall terminate with respect to the Debt Securities of the series for which such deposit was made; PROVIDED, HOWEVER, that (i) no Event of Default with respect to the Debt Securities of such series under Section 501(5) or Section 501(6) or event that with notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing on such date, (ii) such deposit will not result in a breach of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound, and (iii) such termination shall not relieve the Company of its obligations under the Debt Securities of such series and this Indenture to pay when due the principal of (and premium, if any) and interest (including any Additional Interest) and additional amounts on such Debt Securities and any coupons appertaining thereto if such Debt Securities or coupons are not paid (or payment is not provided for) when due from the money and Eligible Instruments (and the proceeds thereof) so deposited.

          It shall be a condition to the deposit of cash and/or Eligible Instruments and the termination of the Company's obligations pursuant to the provisions of this Section with respect to the Debt Securities of any series under any covenant determined pursuant to Section 301 to be subject to this Section that the Company deliver to the Trustee (i) an Opinion of Counsel to the effect that: (a) Holders of Debt Securities of such series and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and termination and (b) such Holders (and future Holders) will be subject to tax in the same amount, manner and timing as if such deposit and termination had not occurred, (ii) an Officers' Certificate to the effect that under the laws in effect on the date such money and/or Eligible Instruments are deposited with the Trustee, the amount thereof will be sufficient, after payment of all Federal, state and local taxes in respect thereof payable by the Trustee, to pay principal (and premium, if any) and interest (including any Additional Interest) when due on the Debt Securities of such series and any coupons appertaining thereto; and (iii) an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with.

          It shall be an additional condition to the deposit of cash and/or Eligible Instruments and the termination of the Company's obligations pursuant to the provisions of this Section under any covenant determined pursuant to
Section 301 to be subject to this Section, with respect to the Debt Securities of any series then listed on the New York Stock Exchange, that the Company deliver an Opinion of Counsel that the Debt Securities of such series will not be delisted from the New York Stock Exchange as a result of such deposit and termination.

          After a deposit as provided herein, the Trustee shall, upon Company Request, acknowledge in writing the discharge of the Company's obligations pursuant to the provisions of this Section with respect to the Debt Securities of such series under any covenant determined pursuant to Section 301 to be subject to this Section.

          SECTION 1702.  REPAYMENT TO COMPANY.

          The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money or Eligible Instruments not required for the payment of the principal of (and premium, if any) and interest (including any Additional Interest) on the Debt Securities of any series and any related coupons for which money or Eligible Instruments have been deposited pursuant to
Section 1701 held by them at any time.

          The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money held by them for the payment of principal (and premium, if any) and interest (including any Additional Interest) that remains unclaimed for two years after the Maturity of the Debt Securities for which a deposit has been made pursuant to Section 1701. After such payment to the Company, the Holders of the Debt Securities of such series and any related coupons shall thereafter, as unsecured general creditors, look only to the Company for the payment thereof.

          SECTION 1703.  INDEMNITY FOR ELIGIBLE INSTRUMENTS.

          The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the deposited Eligible Instruments or the principal or interest received on such Eligible Instruments.


                                ARTICLE EIGHTEEN

                        SUBORDINATION OF DEBT SECURITIES

          SECTION 1801.  DEBT SECURITIES SUBORDINATE TO SENIOR DEBT.

          The Company covenants and agrees that anything in this Indenture or the Debt Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Debt Securities of each series and any coupons appurtenant thereto is subordinate and junior in right of payment to all Senior Debt to the extent provided herein and shall be PARI PASSU with all Trust Related Securities, and each Holder of Debt Securities of each series and coupons appurtenant thereto, by such Holder's acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt or extension or renewal of the Senior Debt.

          In the event of

          (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

          (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

          (c) any assignment by the Company for the benefit of creditors, or

          (d) any other marshalling of the assets of the Company,

all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Debt Securities or coupons appurtenant thereto on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Debt Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Debt Securities of any series or coupons appurtenant thereto shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Debt, the Holders of the Debt Securities and coupons appurtenant thereto, together with the holders of any obligations of the Company ranking on a parity with the Debt Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Debt Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Debt Securities and such other obligations.

          In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Debt Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan or reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Debt is hereby irrevocably authorized to endorse or assign the same.

          No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Debt Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Debt Securities of each series, the obligation of the Company to pay to such Holders the principal of (and premium, if any) and interest (including any Additional Interest) on such Debt Securities and coupons appurtenant thereto or prevent the Trustee or the Holder (or to the extent expressly provided herein, the holder of any Capital Trust Securities) from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the Holders.

          Senior Debt shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Debt then outstanding. Upon the payment in full of all Senior Debt, the Holders of Debt Securities of each series and coupons appurtenant thereto, if any, shall be subrogated to all rights of any holders of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the indebtedness evidenced by the Debt Securities of such series and coupons appertaining thereto, if any, shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Debt shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Debt, and not on account of the Debt Securities of such series.

          The Trustee and Holders will take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Debt or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Debt at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

          The provisions of this Section 1801 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

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          SECTION 1802.  TRUSTEE AND HOLDERS OF DEBT SECURITIES MAY RELY ON
CERTIFICATE OF LIQUIDATING AGENT; TRUSTEE MAY REQUIRE FURTHER EVIDENCE AS TO OWNERSHIP OF SENIOR DEBT; TRUSTEE NOT FIDUCIARY TO HOLDERS OF SENIOR DEBT.

          Upon any payment or distribution of assets of the Company referred to in this Article Eighteen, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eighteen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself or herself to be a holder of Senior Debt (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Debt (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payments or distributions pursuant to this Article Eighteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Eighteen, and if such evidence is not furnished, the Trustee may offer any payment to such Person pending judicial determination as to the right of such Person to receive payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt.

          SECTION 1803.  PAYMENT PERMITTED IF NO DEFAULT.

          Nothing contained in this Article Eighteen or elsewhere in this Indenture, or in any of the Debt Securities, shall prevent (a) the Company at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in Section 1801, from making payments of the principal of (or premium, if any) or interest (including any Additional Interest) on the Debt Securities or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of or interest (including any Additional Interest) on the Debt Securities, if, at the time of such deposit, the Trustee or such Paying Agent, as the case may be, did not have the written notice provided for in Section 1804 of any event prohibiting the making of such deposit, or if, at the time of such deposit (whether or not in trust) by the Company with the Trustee or any Paying Agent (other than the Company) such payment would not have been prohibited by the provisions of this Article, and the Trustee or any Paying Agent shall not be affected by any notice to the contrary received by it on or after such date.

          SECTION 1804.  TRUSTEE NOT CHARGED WITH KNOWLEDGE OF PROHIBITION.

          Anything in this Article Eighteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of money to or by the

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Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in Section 1801 has happened, until the Trustee shall have received an Officers' Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Debt who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Debt shall be outstanding. The Company shall give prompt written notice to the Trustee and to the Paying Agent of any facts which would prohibit the payment of money to or by the Trustee or any Paying Agent.

          SECTION 1805.  TRUSTEE TO EFFECTUATE SUBORDINATION.

          Each Holder of Debt Securities or coupons by such Holder's acceptance thereof authorizes and directs the Trustee in such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Debt as provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

          SECTION 1806.  RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT.

          The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at the time be held by it, to the same extent as any other holder of Senior Debt; PROVIDED that nothing in this Article shall deprive the Trustee of any rights as such holder and PROVIDED FURTHER that nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

          SECTION 1807.  ARTICLE APPLICABLE TO PAYING AGENTS.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee, PROVIDED, HOWEVER, that Sections 1804 and 1806 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

          SECTION 1808. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR DEBT.

          No right of any present or future holders of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Debt may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Debt, or amend or supplement any instrument pursuant to which any such Senior Debt is issued or by which it may be secured, or release any security therefor, or exercise or

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refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Debt Securities or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders of the Debt Securities under this Article.

                                ARTICLE NINETEEN

                      CONVERSION OF CONVERTIBLE SECURITIES

          SECTION 1901.  APPLICABILITY OF ARTICLE.

     If an Officers' Certificate or supplemental indenture pursuant to Section 301 provides that the Debt Securities of a series shall be Convertible Securities, Debt Securities of such series shall be convertible in accordance with their terms and (except as otherwise specified in such Officers' Certificate or supplemental indenture) in accordance with this Article.

          SECTION 1902.  RIGHT TO CONVERT.

          Subject to and upon compliance with the provisions of this Article, the Holder of any Convertible Security shall have the right, at such Holder's option, at any time prior to the close of business on the date set forth in the Officers' Certificate delivered pursuant to Section 301 hereof (or if such Convertible Security is called for redemption or submitted for repayment, then in respect of such Convertible Security to and including but not after the close of business on the Redemption or Repayment Date, as the case may be, unless the Company shall default in the payment due) to convert the principal amount of any such Convertible Security, or, in the case of any Convertible Security of a denomination greater than $1,000, any portion of such principal which is $1,000 or an integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Convertible Security or portion thereof surrendered for conversion by the Conversion Price, by surrender of the Convertible Security so to be converted in whole or in part in the manner provided in Section 1903. Such conversion shall be effected by the Company.

          SECTION 1903. EXERCISE OF CONVERSION PRIVILEGE; DELIVERY OF COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS.

          In order to exercise the conversion privilege, the Holder of any Convertible Security to be converted in whole or in part shall surrender such Convertible Security at an office or agency maintained by the Company pursuant to Section 1002, accompanied by the funds, if any, required by the last paragraph of this Section, together with written notice of conversion, in the form provided on the Convertible Securities, that the Holder elects to convert such Convertible Security or the portion thereof specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be deliverable on such conversion shall be registered, and shall be accompanied by transfer taxes, if required pursuant to Section 1908. Each Convertible Security surrendered for conversion shall, unless the shares deliverable on conversion are to be registered in the same name as the registration

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

of such Convertible Security, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or such Holder's duly authorized attorney.

          As promptly as practicable after the surrender of such Convertible Security and the receipt of such notice and funds, if any, as aforesaid, the Company shall deliver at such office or agency to such Holder, or on such Holder's written order, a certificate or certificates for the number of full shares deliverable upon the conversion of such Convertible Security or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion as provided in Section 1904. In case any Convertible Security of a denomination greater than $1,000 shall be surrendered for partial conversion and subject to Section 302, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Convertible Security so surrendered, without charge to such Holder, a new Convertible Security or Convertible Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Convertible Security.

          Each conversion shall be deemed to have been effected on the date on which such Convertible Security shall have been surrendered (accompanied by the funds, if any, required by the last paragraph of this Section) and such notice shall have been received by the Company, as aforesaid, and the person in whose name any certificate or certificates for shares of Common Stock shall be registrable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; PROVIDED HOWEVER, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person in whose name the certificates are to be registered as the record holder thereof for all purposes on the next succeeding day on which stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Convertible Security shall have been surrendered.

          Any Convertible Security or portion thereof surrendered for conversion during the period from the close of business on the Regular Record Date for any Interest Payment Date to the opening of business on such Interest Payment Date shall (unless such Convertible Security or portion thereof being converted shall have been called for redemption or submitted for repayment on a date in such period) be accompanied by payment, in legal tender or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default in the payment of interest on the Convertible Securities. An amount equal to such payment shall be paid by the Company on such Interest Payment Date to the Holder of such Convertible Security on such Regular Record Date, PROVIDED, HOWEVER, that if the Company shall default in the payment of interest on such Interest Payment Date, such amount shall be paid to the person who made such required payment. Except as provided above in this Section, no adjustment shall be made for interest accrued on any Convertible Security converted or for dividends on any shares issued upon the conversion of such Convertible Security as provided in this Article.

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

          SECTION 1904.  CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES.

          No fractional shares of Common Stock or scrip representing fractional shares shall be delivered upon conversion of Convertible Securities. If more than one Convertible Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Convertible Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be deliverable upon the conversion of any Convertible Security or Convertible Securities, the Company shall make an adjustment therefor in cash at the current market value of such fractional share of stock. The market value of a share of Common Stock shall be the Closing Price on the Business Day immediately preceding the day on which the Convertible Securities (or specified portions thereof) are deemed to have been converted.

          SECTION 1905.  CONVERSION PRICE.

          The Conversion Price shall be as specified in the form of Convertible Security hereinabove set forth, subject to adjustment as provided in this Article.

          SECTION 1906.  ADJUSTMENT TO CONVERSION PRICE.

          The Conversion Price shall be adjusted from time to time as follows:

          (a) In case the Company shall (i) pay a dividend or make a distribution on the Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide or reclassify its outstanding Common Stock into a greater number of securities (including Common Stock), or (iii) combine or reclassify its outstanding Common Stock into a smaller number of securities (including Common Stock), the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Convertible Security thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Convertible Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Convertible Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive and shall be described in a written statement filed with the Trustee and any conversion agent) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock.

          In the event that at any time, as a result of an adjustment made pursuant to this subsection (a) of this Section 1906, the Holder of any Convertible Security thereafter converted shall become entitled to receive any shares or other securities of the Company other than shares of Common Stock, thereafter the number of such other shares so received

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

     upon conversion of any Convertible Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 1906, and other provisions of this Article Nineteen with respect to the shares of Common Stock shall apply on like terms to any such other shares or other securities.

          (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock (or securities convertible into Common Stock) entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Common Stock at a price per share (or a conversion price per share) less than the current market price per share of Common Stock (as defined in subsection
     (d) below) at such record date, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares so offered (or the aggregate initial conversion price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible). Such adjustment shall be made successively whenever such a record date is fixed, and shall become effective immediately after such record date. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Company. Common Stock owned by or held for the account of the Company or any majority owned subsidiary shall not be deemed outstanding for the purpose of any adjustment required under this subsection (b).

          (c) In case the Company shall fix a record date for making a distribution to all holders of its Common Stock evidences of its indebtedness or assets (excluding regular quarterly or other periodic or recurring cash dividends or distributions and cash dividends or distributions paid from retained earnings of the Company or dividends or distributions referred to in subsection (a) above) or rights or warrants to subscribe or purchase (excluding those referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the current market price per share (as defined in subsection (d) below) of the Common Stock on such record date less the then fair market value (as determined by the Board of Directors of the Company whose determination shall be conclusive, and described in a certificate filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator shall be the current market price per share (as defined in subsection (d) below) of the Common Stock. Such adjustment shall be made successively whenever such a record date is fixed and shall become effective immediately after such record date. Notwithstanding the foregoing, in the event that the Company shall distribute any rights or warrants to acquire capital stock ("Rights") pursuant to this subsection (c), the distribution of separate certificates representing such Rights subsequent to their initial distribution (whether or not such distribution shall have occurred prior to the date of the issuance of such Convertible Securities) shall be deemed to be the distribution of such Rights for purposes of this subsection (c); provided that the Company may, in lieu of making any adjustment pursuant to this subsection (c) upon a distribution of separate certificates representing such Rights, make proper provision so that each Holder of such Convertible Security who converts such Convertible Security (or any portion thereof) (i) before the record date for such distribution of separate certificates shall be entitled to receive upon such conversion shares of Common Stock issued with Rights and (ii) after such record date and prior to the expiration, redemption or termination of such Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the same number of such Rights as would a holder of the number of shares of Common Stock that such Convertible Security so converted would have entitled the holder thereof to purchase in accordance with the terms and provisions of and applicable to the Rights if such Convertible Security were converted immediately prior to the record date for such distribution. Common Stock owned by or held for the account of the Company or any majority owned subsidiary shall not be deemed outstanding for the purpose of any adjustment required under this subsection (c).

          (d) For the purpose of any computation under subsection (b) and (c) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily Closing Prices for the thirty consecutive days (which are not legal holidays as defined in Section 113) commencing forty-five days (which are not legal holidays as defined in Section 113) before the day in question. The Closing Price for any day shall be (i) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price (regular way), or the average of the closing bid and ask prices if no sale occurred, of Common Stock on the principal securities exchange on which the Common Stock is listed, or, if not listed or admitted to trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), (ii) if not listed or quoted as described in (i), the mean between the closing high bid and low asked quotations of Common Stock reported by NASDAQ, or any similar system or automated dissemination of quotations of securities prices then in common use, if so quoted, or (iii) if not quoted as described in clause (ii), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least 5 of the 10 preceding days. If none of the conditions set forth above is met, the Closing Price of Common Stock on any day or the average of such Closing Prices for any period shall be the fair market value of Common Stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company.

          (e)(i) Nothing contained herein shall be construed to require an adjustment in the Conversion Price as a result of the issuance of Common Stock pursuant to, or the granting or exercise of any rights under, the Wells Fargo & Company Dividend Reinvestment and Optional Cash Payment Plan.

          (ii) In addition, no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this subsection (e)(ii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, FURTHER PROVIDED, however, that any adjustments which by reason of this subsection (e)(ii) are not otherwise required to be made shall be made no later than 3 years after the date on which occurs an event that requires an adjustment to be made or carried forward.

          (iii) All calculations under this Article Nineteen shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 1906 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 1906, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

          (f) Whenever the Conversion Price is adjusted, as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the Holder of each Convertible Security at such Holder's last address appearing on the Security Register provided for in Section 305 of this Indenture.

          (g) In any case in which this Section 1906 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) delivering to the Holder of any Convertible Security converted after such record date and before the occurrence of such event the additional shares of Common Stock deliverable upon such conversion by reason of the adjustment required by such event over and above the Common Stock deliverable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 1904, PROVIDED, HOWEVER, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's rights to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment. If such event does not occur, no adjustments shall be made pursuant to this Section 1906.

          SECTION 1907. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR
SALE.

          If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock deliverable upon conversion of the Convertible Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, but including any change in the shares of Common Stock into two or more classes or series of securities), (ii) any consolidation or merger to which the Company is a party (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of its Common Stock) or
(iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation; then the Company, or such successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall conform to the Trust Indenture Act as in force at the date of execution of such supplemental indenture and comply with the provisions of Article Nine) providing that each Convertible Security shall be convertible into the kind and amount of shares of stock and other securities or property, including cash, receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of a number of shares of Common Stock deliverable upon conversion of such Convertible Securities immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Convertible Securities, at his address appearing on the Security Register provided for in Section 305 of this Indenture.

          The above provisions of this Section shall similarly apply to successive reclassifications, consolidations, mergers and sales.

          SECTION 1908.  TAXES ON SHARES ISSUED.

          The delivery of stock certificates on conversions of Convertible Securities shall be made without charge to the Holder converting a Convertible Security for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the delivery of stock registered in any name other than of the Holder of any Convertible Security converted, and the Company shall not be required to deliver any such stock certificate unless and until the person or persons requesting the delivery thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          SECTION 1909. SHARES TO BE FULLY PAID; COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS; LISTING OF COMMON STOCK.

          The Company covenants that all shares of Common Stock which may be delivered upon conversion of Convertible Securities will upon delivery be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

          The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Convertible Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly delivered upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

          The Company further covenants that it will, if permitted by the rules of the New York Stock Exchange, list and keep listed for so long as the Common Stock shall be so listed on such exchange, upon official notice of issuance, all Common Stock deliverable upon conversion of the Convertible Securities.

          SECTION 1910.  TRUSTEE NOT RESPONSIBLE.

          Neither the Trustee nor any authenticating agent nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Convertible Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any authenticating agent nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be delivered upon the conversion of any Convertible Security, and neither the Trustee nor any authenticating agent nor any conversion agent makes any representation with respect thereto. Subject to the provisions of
Section 601, neither the Trustee nor any authenticating agent nor any conversion agent shall be responsible for any failure of the Company to deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Convertible Security for the purpose of conversion or for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

          SECTION 1911.  NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS.

          In case:

          (a) the Company shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of its current or retained earnings); or

          (b) the Company shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

          (c) of any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value) or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Corporation is required or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and the Company shall cause to be mailed to each holder of Convertible Securities at his address appearing on the Security Register, provided for in Section 305 of this Indenture, as promptly as possible but in any event no less than fifteen days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up or any adjustment in the Conversion Price required by this Article Nineteen.

          SECTION 1912.  COVENANT TO RESERVE SHARES.

          The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall then be deliverable upon the conversion of all outstanding Convertible Securities.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              WELLS FARGO & COMPANY



                              By   /s/ Barbara S. Brett
                                 --------------------------------
                                 Its  Assistant Treasurer
                                     ----------------------------

[CORPORATE SEAL]


Attest:


 /s/Laurel A. Holschuh
----------------------------
Secretary


                              BANK ONE TRUST COMPANY, N.A.,
                              not in its individual capacity but solely as trustee


                              By   /s/ Christopher Holly
                                 --------------------------------
                                 Its  Assistant Vice President
                                     ----------------------------


[CORPORATE SEAL]


Attest:


 /s/ Marla S. Roth
----------------------------

STATE OF Minnesota        )
         -----------------
                          )SS.
COUNTY OF Hennepin        )
          ----------------

          On the 28/th/ day of August, 2001 before me personally came Barbara S. Brett, to me known, who, being duly sworn, did depose and say that (s)he resides at c/o Wells Fargo & Company; that (s)he is Assistant Treasurer of Wells Fargo & Company, a corporation described in and which executed the above instrument; that (s)he knows the seal of said corporation; that it was so affixed pursuant to the authority of the Board of Directors of said corporation; and that (s)he signed his/her name thereto pursuant to like authority.


                                  /s/ Sherry L. Nelson
                                --------------------------------
                                Notary Public

STATE OF    Illinois       )
          -----------------
                           )SS.
COUNTY OF    Cook          )
          -----------------

          On the 24th day of August, 2001, before me personally came Chris Holly, to me known, who, being duly sworn, did depose and say that (s)he resides at 3 Bank One Plaza Chicago, IL; that (s)he is Assistant Vice President of Bank One Trust Company, N.A., a Delaware banking corporation described in and which executed the above instrument; that (s)he knows the seal of said corporation; that it was so affixed pursuant to the authority of the Board of Directors of said corporation; and that (s)he signed his/her name thereto pursuant to like authority.

                                  /s/ Darla R. Coulson
                                --------------------------------
                                Notary Public

                                                                     EXHIBIT A-1

               [Form of Certificate of Beneficial Ownership by a
             Non-United States Person or by Certain Other Persons]

                                  Certificate

                             WELLS FARGO & COMPANY

                  [Insert title or sufficient description of
                       Debt Securities to be delivered]

          Reference is hereby made to the Indenture dated as of August 29, 2001 (the "Indenture") between Wells Fargo & Company and Bank One Trust Company, N.A., as trustee (the "Trustee"), covering the above-captioned Debt Securities. This is to certify that as of the date hereof, __________ principal amount of Debt Securities credited to you for our account (i) is owned by persons that are not United States Persons, as defined below; (ii) is owned by United States Persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States Persons who acquired the Debt Securities through foreign branches of United States financial institutions and who hold the Debt Securities through such United States financial institutions on the date hereof (and in either case
(a) or (b), each such United States financial institution encloses herewith a certificate in the form of Exhibit A-2 to the Indenture); or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), which United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Debt Securities for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions.

          [Insert if certificate does not relate to an interest payment--We undertake to advise you by tested telex followed by written confirmation if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Debt Securities in bearer form as to all of such Debt Securities with respect to such of said Debt Securities as then appear in your books as being held for our account.] We understand that this certificate is required in connection with United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate. "United States Person" shall mean a citizen or resident of the United States of America (including the District of Columbia), a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust that is subject to United States Federal income taxation regardless of the source of its income.

          [This certificate excepts and does not relate to ___________ principal amount of Debt Securities credited to you for our account and to which we are not now able to make the certification set forth above. We understand that definitive Debt Securities cannot be delivered and interest cannot be paid until we are able to so certify with respect to such principal amount of Debt Securities.]*

Dated: _________________________

[To be dated on or after
____________________ (the date
determined as provided in the
Indenture)]

                                   [Name of Person Entitled to Receive Bearer
                                   Security]


                                   ____________________________________________
                                              (Authorized Signatory)


                                   Name: ______________________________________

                                   Title: _____________________________________



__________________________

   *Delete if inappropriate

                                                                     EXHIBIT A-2

                      [Form of Certificate of Status as a
           Foreign Branch of a United States Financial Institution]

                                  Certificate

                             WELLS FARGO & COMPANY

                  [Insert title or sufficient description of
                       Debt Securities to be delivered]

          Reference is hereby made to the Indenture dated as of August 29, 2001 (the "Indenture"), between Wells Fargo & Company and Bank One Trust Company, N.A., as trustee, relating to the offering of the above-captioned Debt Securities (the "Debt Securities"). Unless herein defined, terms used herein have the same meaning as given to them in the Indenture.

          The undersigned represents that it is a branch located outside the United States of a United States securities clearing organization, bank or other financial institution (as defined in U.S. Treasury Regulation Section 1.165-12(c)(1)(v)) that holds customers' securities in the ordinary course of its trade or business and agrees, and authorizes you to advise the issuer or the issuer's agent, that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder and is not purchasing for resale directly or indirectly to a United States Person or to a person within the United States or its possessions. We undertake to advise you by tested telex followed by written confirmation if the statement in the immediately preceding sentence is not correct on the date of delivery of the above-captioned Debt Securities in bearer form.

          We understand that this certificate is required in connection with the United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate.

Dated: _______________________

[To be dated on or after _____________
(the date determined as provided in the
Indenture)]

                                   [Name of Person Entitled to Receive Bearer
                                   Security]

                                   ____________________________________________
                                                (Authorized Signatory)

                                   Name: ______________________________________

                                   Title: _____________________________________

                                                                       EXHIBIT B

         [Form of Certificate to be Given by Euroclear and Cedel S.A.
           in Connection with the Exchange of All or a Portion of a
                    Temporary Global Security or to Obtain
                          Interest Prior to Exchange]

                                  Certificate

                             WELLS FARGO & COMPANY

          [Insert title or sufficient description of Debt Securities to be delivered]

          We refer to that portion, _____________, of the Global Security representing the above-captioned issue [which is herewith submitted to be exchanged for definitive Debt Securities]* [for which we are seeking to obtain payment of interest]* (the "Submitted Portion"). This is to certify, pursuant to the Indenture dated as of August 29, 2001 (the "Indenture") between Wells Fargo & Company and Bank One Trust Company, N.A., as trustee (the "Trustee"), that we have received in writing, by tested telex or by electronic transmission from member organizations with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion a Certificate of Beneficial Ownership by a Non-United States Person or by Certain Other Persons [and, in some cases, a Certificate of Status as a Foreign Branch of a United States Financial Institution, authorizing us to inform the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder]* substantially in the form of Exhibit A-1 [and A-2]* to the Indenture.

          We hereby request that you deliver to the office of ________________ in _________________ definitive Bearer Securities in the denominations on the attached Schedule A.

          We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

Dated: ___________________

                                   [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                   BRUSSELS OFFICE, as Operator of the Euroclear System] [CEDEL S.A.]

                                   By: _________________________________________

_______________
    *Delete if inappropriate.